UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number   811-04760

DWS Advisor Funds
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (201) 593-6408

Paul Schubert
100 Plaza One
Jersey City, NJ 07311
(Name and Address of Agent for Service)

Date of fiscal year end:	3/31

Date of reporting period:	3/31/2011

ITEM 1.	REPORT TO STOCKHOLDERS

MARCH 31, 2011 Annual Report to Shareholders

DWS Lifecycle Long Range Fund

Contents
4 Performance Summary
6 Information About Your Fund's Expenses
8 Portfolio Management Review
14 Portfolio Summary
16 Investment Portfolio
63 Statement of Assets and Liabilities
65 Statement of Operations
66 Statement of Changes in Net Assets
67 Financial Highlights
69 Notes to Financial Statements
80 Report of Independent Registered Public Accounting Firm
81 Tax Information
82 Summary of Management Fee Evaluation by Independent Fee Consultant
86 Board Members and Officers
90 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Although allocation among different asset categories generally limits risk, portfolio management may favor an asset category that underperforms other assets or markets as a whole. Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. The fund may use derivatives, including as part of its Global Tactical Asset Allocation (GTAA) strategy. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Because ETFs trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. ETFs also incur fees and expenses so they may not fully match the performance of the indexes they are designed to track. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Stocks may decline in value. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary March 31, 2011
Average Annual Total Returns as of 3/31/11
No Sales Charges	1-Year	3-Year	5-Year	10-Year
Class S	11.18%	1.03%	2.43%	3.52%
Institutional Class	11.46%	1.27%	2.67%	3.87%
Barclays Capital US Aggregate Bond Index+	5.12%	5.30%	6.03%	5.56%
Russell 1000® Index+	16.69%	2.98%	2.93%	3.83%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $1,000,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Performance includes reinvestment of all distributions.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated August 1, 2010 are 1.07% and 0.96% for Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Equity index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. Fixed income index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of an Assumed $1,000,000 Investment
[] DWS Lifecycle Long Range Fund — Institutional Class [] Barclays Capital US Aggregate Bond Index+ [] Russell 1000 Index+

Yearly periods ended March 31

The growth of $1,000,000 is cumulative.

The minimum initial investment for the Institutional Class is $1,000,000.

Performance of other share classes will vary based on the fee structure of those classes.

+ The Barclays Capital US Aggregate Bond Index is an unmanaged, market-value-weighted measure of Treasury issues, corporate bond issues and mortgage securities.

The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
Net Asset Value and Distribution Information
	Class S	Institutional Class
Net Asset Value: 3/31/11	$9.14	$9.54
3/31/10	$8.45	$8.82
Distribution Information: Twelve Months as of 3/31/11: Income Dividends	$0.23	$0.26

Lipper Rankings — Mixed-Asset Target Allocation Moderate Funds Category as of 3/31/11
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class S 1-Year	267	of	499	54
3-Year	416	of	451	93
5-Year	322	of	386	84
Institutional Class 1-Year	246	of	499	50
3-Year	410	of	451	91
5-Year	309	of	386	80
10-Year	131	of	192	68

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (October 1, 2010 to March 31, 2011).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.
Expenses and Value of a $1,000 Investment for the six months ended March 31, 2011
Actual Fund Return	Class S	Institutional Class
Beginning Account Value 10/1/10	$1,000.00	$1,000.00
Ending Account Value 3/31/11	$1,097.20	$1,098.20
Expenses Paid per $1,000*	$4.34	$2.93
Hypothetical 5% Fund Return	Class S	Institutional Class
Beginning Account Value 10/1/10	$1,000.00	$1,000.00
Ending Account Value 3/31/11	$1,020.79	$1,022.14
Expenses Paid per $1,000*	$4.18	$2.82

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class S	Institutional Class
DWS Lifecycle Long Range Fund	.83%	.56%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Lifecycle Long Range Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Lifecycle Long Range Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

DWS Investments is the retail brand name in the US for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

QS Investors, LLC ("QS Investors"), New York, New York, is the subadvisor for the fund. QS Investors manages and advises assets on behalf of institutional clients and retail funds, providing global expertise in research, portfolio management and quantitative analysis. On August 1, 2010, members of the Advisor's Quantitative Strategies Group, including members of the fund's portfolio management team, separated from the Advisor and formed QS Investors as a separate investment advisory firm unaffiliated with the Advisor.

Portfolio Management Team

The following portfolio managers allocate the fund's assets among various equity and fixed income categories. Within each asset category, portfolio management uses one or more investment strategies for selecting equity and debt securities. Each investment strategy is managed by a team that specializes in a particular asset class.

Robert Wang

Thomas Picciochi

Inna Okounkova

Portfolio Managers, QS Investors

Market Overview and Fund Performance

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

An environment of improving global growth and accommodative central bank policies fueled strong performance across the financial markets during the past 12 months. Investors grew increasingly optimistic as the year progressed, and this was reflected in across-the-board outperformance for higher-risk asset classes.

As earlier concerns about the possibility of a "double-dip" recession faded into the background, stocks rallied across the globe. The US market rose 15.65%, as gauged by the Standard & Poor's 500® (S&P 500) Index.1 In a reflection of investors' hearty risk appetites, small caps outperformed their large-cap peers, as measured by the 25.79% return of the Russell 2000® Index.2

Overseas, emerging-markets stocks gained 18.46% based on the MSCI Emerging Markets Index, as investors were encouraged by the strong growth and robust fiscal health of countries in the asset class.3 The overseas developed markets lagged, however, and the MSCI EAFE finished the year with a gain of 10.42%.4 The relative performance of the asset class was pressured by concerns related to the European debt crisis and later, the impact of the earthquake in Japan.

The story was similar in the bond market, where returns were positive and the strongest gains came from higher-risk investments such as commercial mortgage-backed securities, high-yield and investment-grade corporate debt, and emerging-markets bonds.5 The Barclays Capital US Aggregate Bond Index returned 5.12% on the year.6

In this favorable environment, DWS Lifecycle Long Range Fund (Institutional Class) returned 11.46% in the 12-month period ended March 31, 2011. The fund underperformed the 12.91% return of the blended index but finished slightly ahead of the 11.37% average return for the funds in its Lipper peer group, Mixed-Asset Target Allocation Moderate Funds.7 (Past performance is no guarantee of future results. Please see pages 4 through 5 for the performance of other share classes.)

To review, the fund's investment objective is to seek high total return with reduced risk over the long term. The fund's assets are allocated among various equity and fixed-income asset categories. We generally allocate the largest portion of its assets to equity securities, with smaller allocations to fixed-income securities. Overall, the fund had 15 different allocations as of March 31, 2011 — 11 investment strategies and four exchange-traded funds, or ETFs.

We use one or more strategies within each asset category to select equity and fixed-income securities for the fund's portfolio. Each strategy is managed by a team of portfolio managers that specializes in its respective category, using a variety of quantitative and qualitative techniques.8 In addition to the fund's main investment strategy, we seek to enhance returns by employing a global tactical asset allocation strategy (GTAA).9 This strategy seeks to identify the relative value to be found among the global bond and currency markets, and then to benefit from the disparities through investments in fixed-income futures and forward foreign currency exchange contracts.

Positive Contributors to Fund Performance

Four of the fund's underlying strategies made positive contributions to performance during the annual period.

The largest contribution came from the core fixed-income strategy, which is managed by Aberdeen Asset Management. Returns in this portion of the fund were boosted by strong security selection — and an overweight position — in corporate bonds. Its positions in residential mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities and taxable municipal bonds also added value. The managers at Aberdeen continue to find numerous relative value opportunities in all of these areas, but they remain cognizant of the risks inherent in the market. As a result, they continue to emphasize their enhanced risk management discipline.

The fund's second-best contributor was the quantitative large-cap growth strategy, which soundly outperformed the return of the Russell 1000® Growth Index.10 Strong stock selection in the materials industry contributed to performance, thanks in part to excellent performance from Freeport-McMoRan Copper & Gold, Inc. and Lubrizol Corp.* Good stock selection in the semiconductor industry also aided performance, as the strategy's underweight in Intel Corp. was very helpful at a time of significant underperformance for the stock.

The fund's quantitative international strategy also made a positive contribution to performance by strongly outpacing the return of the MSCI World ex-US Index.11 Its underweight positions in Japan, particularly in the consumer discretionary and financial sectors, were among the largest contributors to performance. Underweight positions in the financial sectors of Italy and Spain also helped the strategy's return.

Our portfolio of global Treasury Inflation-Protected Securities (or TIPS) also slightly outperformed its benchmark, the Barclays Global Inflation-Linked Index.12 This asset class performed well during the past year, as the extremely loose monetary policies of the world's major central banks fueled growing inflation expectations among investors.

The fund has four investments in exchange-traded funds. Two are linked to the bond market: iShares JPMorgan USD Emerging Markets Bond Fund and SPDR Barclays Capital International Treasury Bond. The other two are equity funds: Vanguard Emerging Markets Fund and the iShares Russell 2000 Value Index Fund. All four delivered positive absolute returns in the annual period. However, these investments performed in line with their respective benchmarks and thus had minimal impact on the fund's relative performance.

Negative Contributors to Fund Performance

When considering the fund's detractors, it is important to keep in mind that all of its strategies delivered a positive absolute performance. However, they are considered detractors to the fund's relative performance because the strategies lagged their respective benchmarks.

The GTAA strategy was the largest detractor during the one-year period. The largest negative impact came from its currency strategy, where a long position in the Australian dollar weighed on performance in mid-2010. The overall performance of GTAA improved in the second half of the period, as it generated positive returns in five of the seven months beginning in September 2010. However, this was not enough to make up for the earlier shortfall.

The fundamental international strategy underperformed during the year, detracting from the fund's overall performance. Stock selection, particularly in materials and industrials sectors, was the primary driver of underperformance.

Our quantitative large-cap value strategy also lagged its benchmark. Weak stock selection in the food/beverage/tobacco industry, where Dean Foods Co.* underperformed significantly, was the largest detractor from performance. Stock selection was also weak in technology hardware/ equipment, where the strategy was hurt by overweight positions in Western Digital Corp. and Seagate Technology International.

Stock selection weighed on performance in the global small-cap growth and fundamental large-cap growth strategies as well. In the latter, key detractors were ineffective stocks selection and underweight positions in the health care and information technology sectors.

The high-yield bond market posted strong performance during the past 12 months. While our high-yield strategy therefore performed very well on an absolute basis, it lagged its benchmark due to underperformance in the utility, aerospace/airlines and gaming sectors.

The fundamental large-cap value strategy also was a small detractor from performance. Stock selections in energy and information technology were the primary drivers of underperformance.

Outlook and Fund Positioning

We review strategic asset allocation at least annually, or more frequently if market conditions warrant. The target allocation in place for most of the last year was 42% in large-cap equities, 6% in small-cap equities, 13% in international equities, 28.5% in investment-grade bonds, 4% in Treasury Inflation-Protected Securities, 3% in high-yield bonds and 3.5% in cash equivalents.

During the year, we continued to diversify within the fixed-income portion of the fund by increasing the allocation to emerging-market bonds and international developed market bonds. This was achieved via investments in two ETFs: iShares JPMorgan USD Emerging Markets Bond Fund and SPDR Barclays Capital International Treasury Bond Fund. Additionally, we liquidated the quantitative small-cap core sleeve and added the iShares Russell 2000 Value Index Fund in its place.

We believe that a disciplined asset allocation fund such as DWS Lifecycle Long Range Fund offers investors a wide range of investment opportunities.

1 The S&P 500 Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

2 The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

3 The Morgan Stanley Capital International (MSCI) Emerging Markets Index is an unmanaged, capitalization-weighted index of companies in a universe of 26 emerging markets. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.

4 The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged, free float-adjusted, market-capitalization index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.

Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

5 Commercial mortgage-backed securities (CMBS) are secured by loans on a commercial property.

6 The Barclays Capital US Aggregate Bond Index is an unmanaged, market-value- weighted measure of Treasury issues, corporate bond issues and mortgage securities. Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest into an index.

7 The blended index is comprised of 20% Russell 1000 Growth Index, 20% Russell 1000 Value Index, 6% Russell 2000 Index, 3% MSCI EAFE Small Cap Index, 8% MSCI EAFE Index, 3% MSCI Emerging Markets Free Index, 27% Barclays Capital US Aggregate Index, 3% Credit Suisse High Yield Index, 5% Barclays Capital Global TIPS and 5% Merrill Lynch 3-Month US Treasury Bills Index. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. Equity index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. Fixed-income index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

The Lipper Mixed-Asset Target Allocation Moderate Funds category is a group of mutual funds that, by portfolio practice, maintain a mix of 0% to 60% equity securities, with the remainder invested in bonds, cash and cash equivalents. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.

8 Quantitative techniques — analysis dealing with measurable factors such as value of asset, historical and projected sales, and profitability. Qualitative techniques — analysis of factors such as experience, general character and caliber of management, as well as labor and employee sentiment, rather than actual financial data.

9 The global tactical asset allocation overlay strategy may use instruments including, but not limited to, futures, options and currency forwards. Derivatives may be more volatile and less liquid than traditional securities, and the strategy could suffer losses on its derivatives positions.

10 The Russell 1000 Growth Index is an unmanaged index that consists of those stocks in the Russell 1000® Index that have higher price-to-book ratios and higher forecasted growth values.

Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees of expenses. It is not possible to invest directly into an index.

* Not held in the portfolio as of March 31, 2011.

11 The Morgan Stanley Capital International (MSCI) World ex-US Index is an unmanaged, capitalization-weighted measure of global stock markets including Canada, Europe, Australia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.

12 The Barclays Capital Global Inflation-Linked Index measures the performance of the major government inflation-linked bond markets.

Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees of expenses. It is not possible to invest directly into an index.

* Not held in the portfolio as of March 31, 2011.

Portfolio Summary
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	3/31/11	3/31/10

Common Stocks	53%	56%
Corporate Bonds	10%	10%
Government & Agency Obligations	9%	8%
Exchange-Traded Funds	8%	8%
Cash Equivalents	7%	6%
Mortgage-Backed Securities Pass-Throughs	5%	5%
Collateralized Mortgage Obligations	5%	5%
Commercial Mortgage-Backed Securities	2%	1%
Asset-Backed	1%	—
Municipal Bonds and Notes	—	1%
	100%	100%

Sector Diversification (As a % of Equities, Corporate Bonds and Preferred Securities)	3/31/11	3/31/10

Financials	18%	19%
Information Technology	15%	15%
Energy	12%	10%
Consumer Discretionary	11%	11%
Industrials	11%	11%
Health Care	10%	11%
Consumer Staples	7%	8%
Materials	6%	6%
Telecommunication Services	5%	4%
Utilities	5%	5%
	100%	100%

Geographical Diversification (As a % of Equity Securities)	3/31/11	3/31/10

United States	75%	80%
Europe (excluding United Kingdom)	11%	10%
Japan	4%	3%
United Kingdom	3%	2%
Pacific Basin	2%	1%
Canada	2%	1%
Australia	1%	1%
Other	2%	2%
	100%	100%

Asset allocation, sector and geographical diversifications are subject to change.
Ten Largest Equity Holdings at March 31, 2011 (6.1% of Net Assets)
1. Apple, Inc. Manufacturer of personal computers and communication solutions	0.9%
2. Chevron Corp. Operator of petroleum exploration, delivery and refining facilities	0.9%
3. ExxonMobil Corp. Explorer and producer of oil and gas	0.7%
4. ConocoPhillips Producer of petroleum and other natural gases	0.6%
5. JPMorgan Chase & Co. Provider of global financial services	0.6%
6. International Business Machines Corp. Manufacturer of computers and provider of information processing services	0.5%
7. Dover Corp. Manufactures a variety of specialized industrial products and manufacturing equipment	0.5%
8. Hewlett-Packard Co. Provider of imaging and printing systems and information technology services	0.5%
9. Microsoft Corp. Developer of computer software	0.5%
10. National Oilwell Varco, Inc. Manufactures and sells oil and drilling machine and equipment	0.4%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 16. A quarterly Fact Sheet is available upon request. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio as of March 31, 2011

	Shares	Value ($)

Common Stocks 53.7%
Consumer Discretionary 5.9%
Auto Components 0.5%
Autoliv, Inc.	11,543	856,837
BorgWarner, Inc.* (b)	21,623	1,723,137
Compagnie Generale des Etablissements Michelin "B"	157	13,261
Magna International, Inc. "A"	800	38,354
Minth Group Ltd.	161,036	269,133
Nippon Seiki Co., Ltd.	17,012	204,316
Pirelli & C. SpA	2,217	19,480
		3,124,518
Automobiles 0.2%
Bayerische Motoren Werke (BMW) AG	311	25,894
Daimler AG (Registered)*	6,051	427,487
Fiat SpA	4,220	38,216
Ford Motor Co.*	27,000	402,570
Honda Motor Co., Ltd.	12,294	461,875
Nissan Motor Co., Ltd.	2,500	22,181
Toyota Motor Corp.	1,400	56,384
		1,434,607
Distributors 0.2%
Genuine Parts Co.	24,522	1,315,360
Jardine Cycle & Carriage Ltd.	1,000	29,036
Li & Fung Ltd.	12,000	61,400
		1,405,796
Diversified Consumer Services 0.3%
Apollo Group, Inc. "A"*	5,400	225,234
H&R Block, Inc.	73,035	1,222,606
ITT Educational Services, Inc.*	1,000	72,150
		1,519,990
Hotels Restaurants & Leisure 1.2%
Autogrill SpA*	1,184	16,671
Brinker International, Inc.	20,400	516,120
Carnival Corp.	26,590	1,019,992
Compass Group PLC	3,990	35,876
Crown Ltd.	4,710	39,705
Darden Restaurants, Inc.	35,670	1,752,467
Domino's Pizza UK & IRL PLC	21,920	150,467
Genting Singapore PLC*	40,000	65,054
InterContinental Hotels Group PLC	6,455	132,338
International Speedway Corp. "A"	5,300	157,940
Marriott International, Inc. "A"	36,058	1,282,944
McDonald's Corp.	15,650	1,190,809
Paddy Power PLC	6,396	280,090
PartyGaming PLC*	30,583	98,123
REXLot Holdings Ltd.	2,177,470	240,742
Sands China Ltd.*	12,400	27,674
Shangri-La Asia Ltd.	8,000	20,446
TABCORP Holdings Ltd.	3,940	30,524
Tatts Group Ltd.	11,254	27,239
Tim Hortons, Inc.	1,000	45,353
Trump Entertainment Resorts, Inc.*	4	73
Wynn Macau Ltd.	8,000	22,369
Wynn Resorts Ltd.	1,200	152,700
		7,305,716
Household Durables 0.2%
Electrolux AB "B"*	984	25,364
Hajime Construction Co., Ltd.	6,532	152,346
Jarden Corp.	3,388	120,511
Panasonic Corp.	20,716	263,495
Sony Corp.	600	19,216
Whirlpool Corp.	3,600	307,296
		888,228
Internet & Catalog Retail 0.0%
Liberty Media Corp. — Interactive "A"*	9,600	153,984
Leisure Equipment & Products 0.1%
Universal Entertainment Corp.*	11,904	349,335
Media 1.2%
Aegis Group PLC	46,922	107,564
British Sky Broadcasting Group PLC	1,807	23,915
Charm Communications, Inc. (ADR)*	5,745	57,967
Comcast Corp. "A"	60,800	1,502,976
Dex One Corp.*	360	1,743
Discovery Communications, Inc. "A"*	30,300	1,208,970
Fairfax Media Ltd.	9,922	13,239
Gestevision Telecinco SA*	1,471	16,840
JC Decaux SA*	6,895	231,391
Mediaset SpA	4,536	28,825
Modern Times Group "B"	362	27,529
News Corp. "A"	59,356	1,042,291
Pearson PLC	1,966	34,724
Reed Elsevier NV	5,882	75,691
Reed Elsevier PLC	2,143	18,564
Shaw Communications, Inc. "B"	1,100	23,191
Singapore Press Holdings Ltd.	15,000	46,886
SuperMedia, Inc.*	67	418
Thomson Reuters Corp.	1,102	43,250
Viacom, Inc. "B"	6,900	320,988
Vivendi	1,177	33,611
Walt Disney Co.	38,200	1,646,038
Wolters Kluwer NV	2,586	60,471
WPP PLC	29,564	364,473
		6,931,555
Multiline Retail 0.3%
Canadian Tire Corp., Ltd. "A"	200	13,275
Dollar General Corp.*	10,340	324,159
Harvey Norman Holdings Ltd.	3,399	10,547
Macy's, Inc.	38,000	921,880
Marks & Spencer Group PLC	4,429	23,923
Nordstrom, Inc.	12,660	568,181
		1,861,965
Specialty Retail 1.2%
Abercrombie & Fitch Co. "A"	2,600	152,620
Advance Auto Parts, Inc.	3,001	196,926
Aeropostale, Inc.*	7,838	190,620
Best Buy Co., Inc.	48,397	1,389,962
Dick's Sporting Goods, Inc.*	18,009	720,000
Esprit Holdings Ltd.	6,387	29,313
Guess?, Inc.	4,644	182,741
Hennes & Mauritz AB "B"	5,098	169,290
hhgregg, Inc.*	7,327	98,109
Home Depot, Inc.	26,700	989,502
Industria de Diseno Textil SA	1,588	127,424
Kingfisher PLC	8,275	32,643
L'Occitane International SA*	44,275	109,057
Limited Brands, Inc.	32,990	1,084,711
Lowe's Companies, Inc.	12,800	338,304
TJX Companies, Inc.	21,500	1,069,195
Urban Outfitters, Inc.*	6,097	181,873
		7,062,290
Textiles, Apparel & Luxury Goods 0.5%
Adidas AG	4,818	303,542
Billabong International Ltd.	2,077	16,220
Burberry Group PLC	8,956	168,671
Compagnie Financiere Richemont SA "A"	5,706	329,563
Deckers Outdoor Corp.*	4,483	386,210
Luxottica Group SpA	740	24,163
LVMH Moet Hennessy Louis Vuitton SA	1,206	190,911
NIKE, Inc. "B"	13,310	1,007,567
Swatch Group AG (Bearer)	116	51,287
VF Corp.	6,400	630,592
Yue Yuen Industrial (Holdings) Ltd.	5,000	15,813
		3,124,539
Consumer Staples 4.3%
Beverages 0.8%
Anheuser-Busch InBev NV	2,765	157,506
Asahi Breweries Ltd.	2,700	44,892
C&C Group PLC	55,780	252,174
Carlsberg AS "B"	3,359	361,680
Central European Distribution Corp.*	4,559	51,745
Coca-Cola Amatil Ltd.	1,082	13,139
Coca-Cola Co.	1,300	86,255
Coca-Cola Enterprises, Inc.	27,400	748,020
Diageo PLC	12,875	244,751
Dr. Pepper Snapple Group, Inc.	21,900	813,804
Foster's Group Ltd.	3,848	22,767
Heineken Holding NV	583	28,026
Heineken NV	1,202	65,677
Kirin Holdings Co., Ltd.	6,000	78,841
PepsiCo, Inc.	28,452	1,832,593
Pernod Ricard SA	704	65,749
SABMiller PLC	640	22,664
Sapporo Holdings Ltd.	3,000	11,181
		4,901,464
Food & Staples Retailing 0.8%
Aeon Co., Ltd.	4,000	46,357
Alimentation Couche-Tard, Inc. "B"	700	18,404
Carrefour SA	2,467	109,222
Casino Guichard-Perrachon SA	263	24,894
Colruyt SA	270	14,219
Costco Wholesale Corp.	1,600	117,312
CVS Caremark Corp.	29,124	999,536
Delhaize Group	378	30,776
FamilyMart Co., Ltd.	400	15,028
George Weston Ltd.	300	20,442
Koninklijke Ahold NV	5,711	76,630
Kroger Co.	55,048	1,319,501
Lawson, Inc.	400	19,284
Loblaw Companies Ltd.	500	20,036
Metro AG	1,793	122,516
Metro, Inc. "A"	600	28,592
Seven & I Holdings Co., Ltd.	15,788	402,767
Shoppers Drug Mart Corp.	1,000	41,114
Tesco PLC	4,625	28,268
UNY Co., Ltd.	1,800	16,706
Wal-Mart Stores, Inc.	7,664	398,911
Walgreen Co.	9,000	361,260
Wesfarmers Ltd.	8,358	274,741
Woolworths Ltd.	1,658	46,098
		4,552,614
Food Products 1.2%
Ajinomoto Co., Inc.	5,000	52,116
DANONE SA	2,133	139,340
Diamond Foods, Inc.	5,129	286,198
General Mills, Inc.	14,264	521,349
Green Mountain Coffee Roasters, Inc.* (b)	3,751	242,352
Hormel Foods Corp.	18,400	512,256
Kellogg Co.	25,707	1,387,664
Kikkoman Corp.	1,000	9,425
Mead Johnson Nutrition Co.	9,056	524,614
MEIJI Holdings Co., Ltd.	400	16,086
Nestle SA (Registered)	13,642	781,983
Nippon Meat Packers, Inc.	1,000	12,611
Nisshin Seifun Group, Inc.	1,000	11,529
Nissin Foods Holdings Co., Ltd.	400	14,100
Saputo, Inc.	600	27,082
Suedzucker AG	1,156	32,241
SunOpta, Inc.*	34,743	257,793
The JM Smucker Co.	8,200	585,398
Toyo Suisan Kaisha Ltd.	1,000	21,712
Tyson Foods, Inc. "A"	45,700	876,983
Unilever NV (CVA)	14,995	470,176
Unilever PLC	740	22,555
Viterra, Inc.	1,300	15,769
Yakult Honsha Co., Ltd.	600	15,335
Yamazaki Baking Co., Ltd.	1,000	11,650
		6,848,317
Household Products 0.6%
Church & Dwight Co., Inc.	7,089	562,441
Colgate-Palmolive Co.	28,000	2,261,280
Henkel AG & Co. KGaA	1,751	91,481
Procter & Gamble Co.	9,700	597,520
Reckitt Benckiser Group PLC	266	13,664
Unicharm Corp.	900	32,730
		3,559,116
Personal Products 0.2%
Beiersdorf AG	1,488	90,815
Estee Lauder Companies, Inc. "A"	3,300	317,988
Kao Corp.	15,015	374,563
L'Oreal SA	825	96,107
Shiseido Co., Ltd.	2,000	34,624
		914,097
Tobacco 0.7%
Altria Group, Inc.	49,707	1,293,873
British American Tobacco PLC	1,068	42,866
Imperial Tobacco Group PLC	8,888	274,754
Japan Tobacco, Inc.	29	104,767
Lorillard, Inc.	4,800	456,048
Philip Morris International, Inc.	34,919	2,291,734
		4,464,042
Energy 6.7%
Energy Equipment & Services 1.7%
Aker Solutions ASA	1,006	23,120
AMEC PLC	12,112	231,801
Cameron International Corp.*	4,163	237,707
Compagnie Generale de Geophysique-Veritas*	5,229	188,561
Complete Production Services, Inc.*	6,149	195,600
Dresser-Rand Group, Inc.*	3,969	212,818
Helmerich & Payne, Inc.	1,000	68,690
John Wood Group PLC	20,085	205,405
Lamprell PLC	33,212	187,807
Nabors Industries Ltd.*	35,000	1,063,300
National Oilwell Varco, Inc.	32,574	2,582,141
Noble Corp.	21,953	1,001,496
Patterson-UTI Energy, Inc.	21,600	634,824
Prosafe SE	15,929	120,888
Saipem SpA	4,894	260,161
SBM Offshore NV	11,524	334,475
Schlumberger Ltd.	14,390	1,342,011
SEACOR Holdings, Inc.	4,100	379,086
Seadrill Ltd.	1,734	62,710
Technip SA	258	27,514
Tecnicas Reunidas SA	2,056	123,602
Tenaris SA	1,727	42,415
Transocean Ltd.*	9,868	769,211
WorleyParsons Ltd.	832	26,661
		10,322,004
Oil, Gas & Consumable Fuels 5.0%
Alpha Natural Resources, Inc.* (b)	7,972	473,298
Anadarko Petroleum Corp.	13,750	1,126,400
BG Group PLC	19,737	491,079
BP PLC	10,711	78,009
Canadian Natural Resources Ltd. (c)	12,831	634,236
Canadian Natural Resources Ltd. (c)	800	39,558
Cenovus Energy, Inc.	500	19,752
Chesapeake Energy Corp.	8,500	284,920
Chevron Corp.	47,230	5,073,919
Cloud Peak Energy, Inc.*	6,437	138,975
ConocoPhillips	47,470	3,790,954
Cosmo Oil Co., Ltd.	13,000	40,478
Enbridge, Inc.	200	12,258
EnCana Corp.	500	17,292
Eni SpA	17,860	438,643
EOG Resources, Inc.	10,823	1,282,634
ExxonMobil Corp.	48,279	4,061,712
Gazprom OAO (ADR)	10,651	344,453
Idemitsu Kosan Co., Ltd.	400	46,838
Imperial Oil Ltd.	300	15,330
INPEX Corp.	34	257,923
Japan Petroleum Exploration Co., Ltd.	600	30,007
JX Holdings, Inc.	36,000	242,366
LUKOIL (ADR)	3,927	280,348
Marathon Oil Corp.	36,899	1,967,086
Nexen, Inc.	28,310	705,485
Northern Oil & Gas, Inc.*	5,673	151,469
Occidental Petroleum Corp.	10,430	1,089,831
Origin Energy Ltd.	3,774	63,317
Paladin Energy Ltd.*	4,408	16,459
Plains Exploration & Production Co.*	13,122	475,410
Repsol YPF SA	17,418	596,755
Royal Dutch Shell PLC "A"	1,977	71,803
Royal Dutch Shell PLC "B"	1,205	43,687
Santos Ltd.	3,663	58,916
Showa Shell Sekiyu KK	3,800	39,654
Southwestern Energy Co.*	27,600	1,185,972
Statoil ASA	6,422	178,020
Suncor Energy, Inc. (c)	27,913	1,251,619
Suncor Energy, Inc. (c)	1,284	57,585
Talisman Energy, Inc.	1,200	29,669
Tesoro Corp.*	11,500	308,545
TonenGeneral Sekiyu KK	5,000	61,734
Total SA	12,708	773,610
TransCanada Corp.	900	36,492
Ultra Petroleum Corp.*	4,845	238,616
Valero Energy Corp.	14,431	430,332
Woodside Petroleum Ltd.	8,295	401,541
		29,454,989
Financials 7.4%
Capital Markets 1.2%
Affiliated Managers Group, Inc.*	1,548	169,305
Ameriprise Financial, Inc.	6,976	426,094
Ashmore Group PLC	49,478	263,041
Bank of New York Mellon Corp.	2,900	86,623
BlackRock, Inc.	4,800	964,848
Charles Schwab Corp.	27,880	502,676
Credit Suisse Group AG (Registered)	930	39,519
Daiwa Securities Group, Inc.	4,000	18,370
Franklin Resources, Inc.	3,000	375,240
ICAP PLC	14,645	124,046
Invesco Ltd.	37,300	953,388
Jefferies Group, Inc. (b)	8,324	207,601
Lazard Ltd. "A"	2,947	122,536
Morgan Stanley	32,879	898,254
Nomura Holdings, Inc.	6,500	33,992
Partners Group Holding AG	1,303	249,109
Raymond James Financial, Inc.	2,700	103,248
T. Rowe Price Group, Inc. (b)	20,740	1,377,551
UBS AG (Registered)*	2,823	50,651
UOB-Kay Hian Holdings Ltd.	87,981	122,845
Waddell & Reed Financial, Inc. "A"	4,743	192,613
		7,281,550
Commercial Banks 1.6%
Alpha Bank AE*	3,379	21,789
Australia & New Zealand Banking Group Ltd.	13,575	334,323
Banco Bilbao Vizcaya Argentaria SA	3,701	44,903
Banco Santander Brasil SA (Units)	13,906	168,645
Banco Santander SA	6,813	79,097
Bank of Cyprus PCL (c)	4,059	14,726
Bank of Cyprus PCL (c)	2,475	8,944
Bank of Montreal	200	12,992
Bank of Nova Scotia	700	42,953
Barclays PLC	3,017	13,433
BNP Paribas	4,102	300,027
Canadian Imperial Bank of Commerce	200	17,246
Commonwealth Bank of Australia	655	35,501
Credit Agricole SA	699	11,471
Daegu Bank	12,289	201,652
Dah Sing Banking Group Ltd.	83,776	129,888
Danske Bank AS*	4,831	106,974
DBS Group Holdings Ltd.	3,000	34,843
Dexia SA*	3,525	13,728
DnB NOR ASA	8,844	135,693
EFG Eurobank Ergasias*	2,303	14,361
Erste Group Bank AG	1,418	71,551
HSBC Holdings PLC	44,133	453,816
Huntington Bancshares, Inc.	17,615	116,964
Industrial & Commercial Bank of China Ltd. "H"	191,712	159,215
Intesa Sanpaolo	77,396	229,024
KBC Groep NV*	857	32,228
KeyCorp	105,400	935,952
M&T Bank Corp.	11,100	982,017
Mitsubishi UFJ Financial Group, Inc.	19,800	91,407
Mizuho Financial Group, Inc.	26,892	44,615
National Australia Bank Ltd.	10,785	288,369
National Bank of Greece SA*	7,340	65,326
Nordea Bank AB	4,983	54,552
Oversea-Chinese Banking Corp., Ltd.	40,858	310,527
Prosperity Bancshares, Inc.	3,775	161,457
Raiffeisen International Bank-Holding AG	585	32,466
Resona Holdings, Inc.	1,600	7,617
Royal Bank of Canada	500	30,939
Royal Bank of Scotland Group PLC*	305,654	200,006
Sberbank	25,387	95,404
Skandinaviska Enskilda Banken AB "A"	2,289	20,417
Societe Generale	4,712	306,179
Standard Chartered PLC	13,505	350,318
Sumitomo Mitsui Financial Group, Inc.	12,071	375,278
Sumitomo Trust & Banking Co., Ltd.	4,000	20,726
SunTrust Banks, Inc.	35,000	1,009,400
Svenska Handelsbanken AB "A"	928	30,434
Swedbank AB "A"	12,787	218,792
Toronto-Dominion Bank	300	26,550
UBI Banca — Unione di Banche Italiane ScpA	1,099	9,392
UniCredit SpA	146,319	361,641
United Overseas Bank Ltd.	3,000	44,744
Wells Fargo & Co.	14,900	472,330
Westpac Banking Corp.	1,148	28,890
Zions Bancorp.	5,205	120,027
		9,501,759
Consumer Finance 0.2%
Capital One Financial Corp.	19,400	1,008,024
Kiatnakin Bank PCL (Foreign Registered)	151,356	176,403
Magma Fincorp Ltd.	47,509	63,388
		1,247,815
Diversified Financial Services 1.0%
Bank of America Corp.	27,700	369,241
Citigroup, Inc.*	4,400	19,448
Deutsche Boerse AG	224	17,000
Groupe Bruxelles Lambert SA	500	46,690
Hong Kong Exchanges & Clearing Ltd.	12,438	269,753
ING Groep NV (CVA)*	35,546	449,906
Interactive Brokers Group, Inc. "A"	800	12,712
IntercontinentalExchange, Inc.*	7,500	926,550
Investor AB "B"	985	23,907
JPMorgan Chase & Co.	78,160	3,603,176
ORIX Corp.	260	24,350
Pohjola Bank PLC "A"	1,664	22,686
Singapore Exchange Ltd.	2,000	12,455
		5,797,874
Insurance 2.5%
Aegon NV*	3,925	29,392
Ageas	13,799	39,210
AIA Group Ltd.*	61,390	189,019
Allianz SE (Registered)	2,352	330,092
Allied World Assurance Co. Holdings Ltd.	500	31,345
American National Insurance Co.	1,000	79,170
Assicurazioni Generali SpA	1,580	34,215
Assurant, Inc.	21,679	834,858
AXA SA	5,756	120,281
Berkshire Hathaway, Inc. "B"*	4,800	401,424
CNA Financial Corp.	3,100	91,605
Dai-ichi Life Insurance Co., Ltd.	12	18,105
Endurance Specialty Holdings Ltd.	5,100	248,982
Erie Indemnity Co. "A"	600	42,666
Fidelity National Financial, Inc. "A"	88,824	1,255,083
HCC Insurance Holdings, Inc.	21,030	658,449
Legal & General Group PLC	143,230	264,694
Lincoln National Corp.	71,458	2,146,598
Markel Corp.*	413	171,168
Marsh & McLennan Companies, Inc.	5,900	175,879
MetLife, Inc.	14,480	647,690
MS&AD Insurance Group Holdings, Inc.	1,100	25,047
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	294	46,249
NKSJ Holdings, Inc.	3,000	19,584
Old Mutual PLC	96,980	211,582
PartnerRe Ltd.	15,091	1,195,811
Prudential Financial, Inc.	16,839	1,036,946
Prudential PLC	13,307	150,817
Reinsurance Group of America, Inc.	15,900	998,202
Sampo Oyj "A"	13,872	442,533
T&D Holdings, Inc.	700	17,252
The Travelers Companies, Inc. (b)	34,300	2,040,164
Tokio Marine Holdings, Inc.	1,100	29,411
Transatlantic Holdings, Inc.	12,031	585,549
Tryg AS	339	19,936
Vienna Insurance Group AG Wiener Versicherung Gruppe	402	22,959
Zurich Financial Services AG	148	41,427
		14,693,394
Real Estate Investment Trusts 0.6%
Apartment Investment & Management Co. "A" (REIT)	6,400	163,008
AvalonBay Communities, Inc. (REIT)	8,500	1,020,680
Corio NV (REIT)	442	30,919
HCP, Inc. (REIT)	27,900	1,058,526
Piedmont Office Realty Trust, Inc. "A" (REIT)	9,900	192,159
Public Storage (REIT)	5,600	621,096
Rayonier, Inc. (REIT)	6,700	417,477
SL Green Realty Corp. (REIT)	1,200	90,240
Unibail-Rodamco SE (REIT)	119	25,778
Westfield Group (REIT) (Units)	1,301	12,569
		3,632,452
Real Estate Management & Development 0.1%
CapitaLand Ltd.	5,000	13,090
Cheung Kong (Holdings) Ltd.	2,000	32,654
Hang Lung Properties Ltd.	3,000	13,094
Immofinanz AG*	8,098	36,564
K Wah International Holdings Ltd.	532,911	213,067
Mitsubishi Estate Co., Ltd.	2,000	33,830
Mitsui Fudosan Co., Ltd.	1,000	16,506
Sun Hung Kai Properties Ltd.	2,000	31,677
Swire Pacific Ltd. "A"	1,000	14,682
		405,164
Thrifts & Mortgage Finance 0.2%
Capitol Federal Financial, Inc.	33,900	382,053
People's United Financial, Inc.	58,100	730,898
		1,112,951
Health Care 5.9%
Biotechnology 1.2%
Amgen, Inc.*	7,744	413,917
Biogen Idec, Inc.*	15,000	1,100,850
Celgene Corp.*	39,760	2,287,393
Cephalon, Inc.* (b)	16,300	1,235,214
CSL Ltd.	3,250	120,111
Gilead Sciences, Inc.*	45,792	1,943,412
Metabolix, Inc.*	6,388	67,138
Onyx Pharmaceuticals, Inc.*	3,383	119,014
		7,287,049
Health Care Equipment & Supplies 0.8%
Accuray, Inc.*	17,936	161,962
Baxter International, Inc.	20,918	1,124,761
Becton, Dickinson & Co.	9,568	761,804
Cochlear Ltd.	525	45,066
Coloplast AS "B"	69	9,993
Edwards Lifesciences Corp.*	5,379	467,973
Essilor International SA	1,042	77,380
Hologic, Inc.*	19,200	426,240
Kinetic Concepts, Inc.*	3,601	195,966
NxStage Medical, Inc.*	9,989	219,558
Olympus Corp.	1,600	44,511
Smith & Nephew PLC	2,990	33,720
Stryker Corp.	13,900	845,120
Sysmex Corp.	400	14,148
Terumo Corp.	1,100	57,989
Thoratec Corp.*	16,448	426,497
		4,912,688
Health Care Providers & Services 1.8%
Aetna, Inc.	27,400	1,025,582
Alfresa Holdings Corp.	200	7,682
Cardinal Health, Inc.	42,200	1,735,686
Centene Corp.*	7,524	248,142
Community Health Systems, Inc.*	10,200	407,898
Coventry Health Care, Inc.*	10,000	318,900
Express Scripts, Inc.*	23,340	1,297,937
Fleury SA	17,901	265,886
Fresenius Medical Care AG & Co. KGaA	10,731	720,706
Laboratory Corp. of America Holdings*	8,900	819,957
McKesson Corp.	28,558	2,257,510
Medco Health Solutions, Inc.*	10,600	595,296
Sonic Healthcare Ltd.	3,257	40,359
Suzuken Co., Ltd.	300	7,913
UnitedHealth Group, Inc.	600	27,120
WellPoint, Inc.	11,129	776,693
		10,553,267
Health Care Technology 0.0%
SXC Health Solutions Corp.*	5,275	289,070
Life Sciences Tools & Services 0.4%
Agilent Technologies, Inc.*	500	22,390
Life Technologies Corp.*	9,148	479,538
Thermo Fisher Scientific, Inc.*	29,507	1,639,114
		2,141,042
Pharmaceuticals 1.7%
Abbott Laboratories	3,300	161,865
Astellas Pharma, Inc.	2,700	99,976
AstraZeneca PLC	9,163	420,840
Bayer AG	5,055	391,438
Chugai Pharmaceutical Co., Ltd.	1,500	25,824
Daiichi Sankyo Co., Ltd.	4,100	79,161
Eisai Co., Ltd.	1,500	53,811
Eli Lilly & Co.	27,600	970,692
Endo Pharmaceuticals Holdings, Inc.*	12,500	477,000
Flamel Technologies SA (ADR)*	20,411	122,670
GlaxoSmithKline PLC	12,230	233,372
Hisamitsu Pharmaceutical Co., Inc.	500	20,167
Johnson & Johnson	11,484	680,427
Kyowa Hakko Kirin Co., Ltd.	2,000	18,755
Merck & Co., Inc.	31,054	1,025,093
Mitsubishi Tanabe Pharma Corp.	1,000	16,230
Mylan, Inc.*	25,700	582,619
Novartis AG (Registered)	3,700	200,690
Novo Nordisk AS "B"	3,100	389,474
Ono Pharmaceutical Co., Ltd.	400	19,668
Pacira Pharmaceuticals. Inc.*	13,936	98,946
Pfizer, Inc.	25,100	509,781
Questcor Pharmaceuticals, Inc.* (b)	19,740	284,453
Roche Holding AG (Genusschein)	1,299	185,551
Sanofi-Aventis	7,644	535,966
Santen Pharmaceutical Co., Ltd.	400	15,941
Shionogi & Co., Ltd.	2,000	34,119
Shire PLC	1,752	50,899
Taisho Pharmaceutical Co., Ltd.	1,000	21,640
Takeda Pharmaceutical Co., Ltd.	10,136	472,802
Teva Pharmaceutical Industries Ltd. (ADR)	22,118	1,109,660
Tsumura & Co.	400	12,551
VIVUS, Inc.*	13,763	85,193
Warner Chilcott PLC "A"	2,700	62,856
Watson Pharmaceuticals, Inc.*	9,100	509,691
		9,979,821
Industrials 6.6%
Aerospace & Defense 1.5%
BAE Systems PLC	8,806	45,897
BE Aerospace, Inc.*	6,290	223,484
Bombardier, Inc. "B"	2,600	19,121
Finmeccanica SpA	5,039	63,414
General Dynamics Corp.	15,000	1,148,400
Honeywell International, Inc.	11,600	692,636
Huntington Ingalls Industries, Inc.*	2,030	84,245
Lockheed Martin Corp.	13,400	1,077,360
Northrop Grumman Corp.	12,290	770,706
Raytheon Co.	28,192	1,434,127
Rolls-Royce Group PLC*	3,799	37,724
S&T Dynamics Co., Ltd.	8,961	144,591
Singapore Technologies Engineering Ltd.	6,000	15,518
TransDigm Group, Inc.*	7,649	641,216
United Technologies Corp.	27,504	2,328,214
		8,726,653
Air Freight & Logistics 0.0%
Deutsche Post AG (Registered)	632	11,393
FedEx Corp.	900	84,195
TNT NV	1,419	36,399
Yamato Holdings Co., Ltd.	800	12,407
		144,394
Airlines 0.2%
Cathay Pacific Airways Ltd.	8,000	19,171
Cebu Air, Inc.*	38,331	70,215
Delta Air Lines, Inc.*	43,800	429,240
Deutsche Lufthansa AG (Registered)*	6,111	129,518
International Consolidated Airlines Group SA*	2,833	10,427
Qantas Airways Ltd.*	7,928	17,877
Ryanair Holdings PLC (ADR)	6,097	169,496
Singapore Airlines Ltd.	2,793	30,312
Singapore Airlines Ltd.	11,286	123,022
		999,278
Building Products 0.0%
Asahi Glass Co., Ltd.	2,000	25,151
Assa Abloy AB "B"	518	14,895
Compagnie de Saint-Gobain	192	11,756
Daikin Industries Ltd.	600	17,968
Geberit AG (Registered)	86	18,726
		88,496
Commercial Services & Supplies 0.3%
Babcock International Group PLC	27,050	269,474
Brambles Ltd.	6,450	47,235
EnerNOC, Inc.*	4,107	78,485
Prosegur Compania de Seguridad SA	2,089	124,342
R.R. Donnelley & Sons Co.	20,900	395,428
Secom Co., Ltd.	300	13,940
Serco Group PLC	17,775	159,112
Stericycle, Inc.*	9,623	853,271
		1,941,287
Construction & Engineering 0.1%
ACS, Actividades de Construccion y Servicios SA	833	39,052
Aecom Technology Corp.*	6,870	190,505
Bouygues SA	261	12,534
Chicago Bridge & Iron Co. NV (NY Registered Shares) (d)	7,064	287,222
Ferrovial SA	2,776	34,817
Koninklijke Boskalis Westminster NV	256	13,538
Leighton Holdings Ltd.	482	14,702
Shui On Construction & Materials Ltd.	96,777	129,890
Skanska AB "B"	1,094	23,035
SNC-Lavalin Group, Inc.	300	17,093
Vinci SA	385	24,059
		786,447
Electrical Equipment 0.8%
ABB Ltd. (Registered)*	4,290	103,035
AMETEK, Inc.	29,051	1,274,467
Emerson Electric Co.	17,200	1,004,996
Mitsubishi Electric Corp.	4,000	47,223
Nidec Corp.	200	17,312
Prysmian SpA	8,815	189,138
Roper Industries, Inc. (b)	15,560	1,345,317
Schneider Electric SA	2,309	394,641
Sumitomo Electric Industries Ltd.	2,100	29,059
Vestas Wind Systems AS*	1,513	65,625
		4,470,813
Industrial Conglomerates 0.6%
3M Co.	3,500	327,250
Fraser & Neave Ltd.	4,000	19,072
General Electric Co.	40,500	812,025
Hankyu Hanshin Holdings, Inc.	3,000	13,849
Hutchison Whampoa Ltd.	10,000	118,403
Keppel Corp., Ltd.	35,707	348,430
Koninklijke (Royal) Philips Electronics NV*	3,714	118,718
Orkla ASA	15,024	145,615
SembCorp Industries Ltd.	4,000	16,533
Siemens AG (Registered)	3,653	500,670
Smiths Group PLC	609	12,671
Tyco International Ltd.	26,500	1,186,405
		3,619,641
Machinery 2.2%
AB SKF "B"	681	19,830
Alfa Laval AB	700	15,205
Altra Holdings, Inc.*	6,615	156,246
Amtek Engineering Ltd.*	286,501	288,660
Andritz AG (b)	2,119	197,570
Atlas Copco AB "A"	1,696	45,088
Atlas Copco AB "B"	800	19,341
Austal Ltd.	47,030	147,882
Charter International PLC	11,611	150,501
Deere & Co.	4,100	397,249
Dover Corp.	43,647	2,869,354
Eaton Corp.	18,600	1,031,184
EVA Precision Industrial Holdings Ltd.	381,699	279,703
FANUC Ltd.	3,604	545,496
Joy Global, Inc.	3,291	325,184
Komatsu Ltd.	15,500	526,419
Kone Oyj "B"	1,642	94,478
Kubota Corp.	25,682	242,062
MAN SE	1,062	132,446
Meritor, Inc.*	23,043	391,040
Metso Oyj	1,218	65,490
Mitsubishi Heavy Industries Ltd.	6,000	27,555
Navistar International Corp.*	17,204	1,192,753
Oshkosh Corp.*	27,000	955,260
Parker Hannifin Corp.	15,780	1,494,050
Rational AG	866	206,185
Rotork PLC	6,639	185,954
Sandvik AB	1,397	26,360
Scania AB "B"	886	20,536
SembCorp Marine Ltd.	4,000	18,532
SPX Corp.	7,638	606,381
Vallourec SA	242	27,149
Volvo AB "B"*	15,351	269,960
Wartsila Corp.	1,540	60,128
Zardoya Otis SA	1,051	17,427
		13,048,658
Marine 0.1%
A P Moller-Maersk AS "A"	4	36,760
A P Moller-Maersk AS "B"	38	357,451
Kuehne & Nagel International AG (Registered)	117	16,368
Mitsui OSK Lines Ltd.	64,871	373,566
Orient Overseas International Ltd.	2,000	20,981
		805,126
Professional Services 0.0%
Brunel International NV	3,554	167,320
Capita Group PLC	1,888	22,503
Experian PLC	2,837	35,135
Randstad Holding NV*	592	32,972
SGS SA (Registered)	10	17,801
		275,731
Road & Rail 0.5%
Asciano Ltd.	14,929	26,869
Canadian National Railway Co.	1,100	82,996
Canadian Pacific Railway Ltd.	300	19,284
Central Japan Railway Co.	3	23,768
ComfortDelGro Corp., Ltd.	11,000	13,614
CSX Corp.	11,800	927,480
DSV AS	1,941	47,923
East Japan Railway Co.	500	27,801
MTR Corp., Ltd.	11,500	42,431
Norfolk Southern Corp.	20,360	1,410,337
QR National*	10,381	35,971
Union Pacific Corp.	600	58,998
		2,717,472
Trading Companies & Distributors 0.2%
Bunzl PLC	1,151	13,747
Itochu Corp.	3,000	31,414
JFE Shoji Holdings, Inc.	8,702	37,766
Marubeni Corp.	4,000	28,805
MISUMI Group, Inc.	10,785	267,745
Mitsubishi Corp.	22,297	618,944
Mitsui & Co., Ltd.	2,400	43,020
Noble Group Ltd.	13,182	22,380
Sumikin Bussan Corp.	49,754	117,835
Sumitomo Corp.	1,800	25,730
Wolseley PLC*	505	17,004
		1,224,390
Transportation Infrastructure 0.1%
Abertis Infraestructuras SA	2,461	53,467
Atlantia SpA	2,665	61,071
Koninklijke Vopak NV	5,189	249,663
Transurban Group (Units)	5,178	28,761
		392,962
Information Technology 9.1%
Communications Equipment 0.8%
Alcatel-Lucent*	7,993	45,888
Brocade Communications Systems, Inc.*	70,472	433,403
Cisco Systems, Inc.	117,799	2,020,253
EchoStar Corp. "A"*	1,700	64,345
Harris Corp.	3,388	168,045
Nokia Oyj	17,822	152,428
QUALCOMM, Inc.	26,491	1,452,502
Research In Motion Ltd.*	2,700	152,698
Sycamore Networks, Inc.	4,644	113,453
Telefonaktiebolaget LM Ericsson "B"	10,470	135,024
		4,738,039
Computers & Peripherals 2.1%
Apple, Inc.*	15,890	5,536,870
Dell, Inc.*	73,200	1,062,132
EMC Corp.* (b)	54,450	1,445,648
Fujitsu Ltd.	4,000	22,602
Hewlett-Packard Co.	67,223	2,754,126
Lexmark International, Inc. "A"*	8,518	315,507
NEC Corp.*	5,000	10,880
QLogic Corp.*	51,400	953,470
SanDisk Corp.*	2,100	96,789
Toshiba Corp.	10,000	48,930
Western Digital Corp.*	7,300	272,217
		12,519,171
Electronic Equipment, Instruments & Components 0.5%
AVX Corp.	12,700	189,357
Cognex Corp.	4,551	128,566
Corning, Inc.	47,100	971,673
E Ink Holdings, Inc.*	111,738	180,679
Fujifilm Holdings Corp.	1,000	30,969
Hitachi Ltd.	9,000	46,850
Hoya Corp.	1,100	25,100
Ingram Micro, Inc. "A"*	2,900	60,987
Itron, Inc.*	3,870	218,423
Keyence Corp.	100	25,595
Kingboard Chemical Holdings Ltd.	38,712	203,798
Kyocera Corp.	400	40,539
Murata Manufacturing Co., Ltd.	500	36,006
Star Micronics Co., Ltd.	11,652	129,155
TDK Corp.	400	23,636
Venture Corp., Ltd.	29,416	224,266
Vishay Intertechnology, Inc.*	23,600	418,664
		2,954,263
Internet Software & Services 0.9%
Akamai Technologies, Inc.*	25,087	953,306
eBay, Inc.*	7,000	217,280
Google, Inc. "A"*	3,720	2,180,701
IAC/InterActiveCorp.*	41,200	1,272,668
Internet Initiative Japan, Inc.	58	174,112
Meetic	3,064	67,088
NIC, Inc.	12,137	151,227
Open Text Corp.*	500	31,067
United Internet AG (Registered)	11,613	209,016
Yahoo Japan Corp.	29	10,376
		5,266,841
IT Services 1.8%
Accenture PLC "A"	16,033	881,334
Atos Origin SA*	266	15,597
Automatic Data Processing, Inc.	36,506	1,873,123
Cap Gemini SA	687	39,904
Cardtronics, Inc.*	10,743	218,620
CGI Group, Inc. "A"*	1,800	37,745
Digital Garage, Inc.*	70	309,690
Fiserv, Inc.*	30,600	1,919,232
International Business Machines Corp.	17,670	2,881,447
NTT Data Corp.	4	12,363
SAIC, Inc.*	17,500	296,100
Telvent GIT SA (e)	4,856	141,358
VeriFone Systems, Inc.*	17,828	979,649
Visa, Inc. "A"	16,500	1,214,730
		10,820,892
Office Electronics 0.1%
Canon, Inc.	14,844	646,012
Konica Minolta Holdings, Inc.	2,000	16,759
Ricoh Co., Ltd.	2,000	23,467
		686,238
Semiconductors & Semiconductor Equipment 1.3%
Analog Devices, Inc.	21,800	858,484
Applied Materials, Inc.	71,100	1,110,582
ARM Holdings PLC	37,157	342,742
ASML Holding NV*	3,392	149,502
FSI International, Inc.*	28,549	125,045
Infineon Technologies AG	2,624	26,905
Intel Corp.	94,049	1,896,968
KLA-Tencor Corp.	19,500	923,715
Lam Research Corp.*	2,807	159,045
NVIDIA Corp.*	13,400	247,364
ROHM Co., Ltd.	200	12,527
Skyworks Solutions, Inc.*	9,896	320,828
STMicroelectronics NV	2,736	33,889
SunPower Corp. "A"* (b)	64,000	1,096,960
Taiwan Semiconductor Manufacturing Co., Ltd.	100,765	241,920
Tokyo Electron Ltd.	300	16,536
		7,563,012
Software 1.6%
Adobe Systems, Inc.*	9,830	325,963
Autonomy Corp. PLC*	1,717	43,768
CA, Inc.	36,200	875,316
Check Point Software Technologies Ltd.*	12,050	615,152
Concur Technologies, Inc.* (b)	9,696	537,643
Dassault Systemes SA	246	18,906
Intuit, Inc.*	6,200	329,220
Microsoft Corp.	107,293	2,720,950
Nintendo Co., Ltd.	200	54,027
Oracle Corp.	60,280	2,011,544
Rovi Corp.*	3,388	181,766
SAP AG	7,639	467,683
Solera Holdings, Inc.	11,266	575,693
Symantec Corp.*	13,900	257,706
The Sage Group PLC	10,040	44,791
TiVo, Inc.*	11,302	99,006
VanceInfo Technologies, Inc. (ADR)*	5,112	160,568
		9,319,702
Materials 3.2%
Chemicals 1.6%
Agrium, Inc.	200	18,469
Air Liquide SA	2,219	294,853
Air Products & Chemicals, Inc.	13,077	1,179,284
Akzo Nobel NV	1,242	85,333
Asahi Kasei Corp.	6,000	40,466
BASF SE	5,906	510,820
CF Industries Holdings, Inc.	1,000	136,790
Dow Chemical Co.	8,900	335,975
E.I. du Pont de Nemours & Co.	20,900	1,148,873
Givaudan SA (Registered)*	35	35,191
Huntsman Corp.	68,103	1,183,630
JSR Corp.	1,100	22,071
Koninklijke DSM NV	6,801	417,872
Kuraray Co., Ltd.	2,000	25,775
Linde AG	2,059	325,213
Mitsubishi Chemical Holdings Corp.	6,000	37,725
Monsanto Co.	10,200	737,052
Nitto Denko Corp.	700	37,112
Potash Corp. of Saskatchewan, Inc.	600	35,394
Praxair, Inc.	9,065	921,004
Shin-Etsu Chemical Co., Ltd.	10,582	526,047
Showa Denko KK	7,000	14,054
Sika AG	11	26,491
Solvay SA	600	71,078
STR Holdings, Inc.*	6,555	125,725
Sumitomo Chemical Co., Ltd.	8,000	39,913
Syngenta AG (Registered)	792	257,389
The Mosaic Co.	9,753	768,049
Toray Industries, Inc.	7,000	50,914
Umicore	1,093	54,207
Yara International ASA	5,919	299,897
		9,762,666
Construction Materials 0.1%
CRH PLC	9,369	215,099
Holcim Ltd. (Registered)	1,031	77,676
Lafarge SA	682	42,542
		335,317
Containers & Packaging 0.3%
Owens-Illinois, Inc.*	17,295	522,136
Sonoco Products Co.	29,187	1,057,445
		1,579,581
Metals & Mining 0.9%
Anglo American PLC	1,122	57,723
ArcelorMittal	2,152	77,846
Barrick Gold Corp.	1,000	51,975
BHP Billiton Ltd.	15,638	753,116
BHP Billiton PLC	1,447	57,103
Boliden AB	2,779	59,878
Cliffs Natural Resources, Inc.	2,709	266,241
Freeport-McMoRan Copper & Gold, Inc.	25,123	1,395,583
Goldcorp, Inc.	800	39,889
IAMGOLD Corp.	600	13,225
JFE Holdings, Inc.	1,700	49,745
Kobe Steel Ltd.	15,000	38,952
Lynas Corp., Ltd.*	176,432	410,608
Mechel (ADR)	8,651	266,364
Mitsubishi Materials Corp.	7,000	23,732
Newcrest Mining Ltd.	3,636	149,759
Newmont Mining Corp.	200	10,916
Nippon Steel Corp.	17,000	54,364
Norsk Hydro ASA	13,165	107,981
Northam Platinum Ltd. (b)	15,369	99,961
Outokumpu Oyj	1,648	28,540
Randgold Resources Ltd. (ADR)*	1,887	153,866
Rautaruukki Oyj	915	21,941
Rio Tinto Ltd.	286	25,071
Rio Tinto PLC	6,685	469,607
SSAB AB "A"*	1,534	24,291
Sumitomo Metal Industries Ltd.	13,000	29,070
Sumitomo Metal Mining Co., Ltd.	2,000	34,407
Teck Resources Ltd. "B"	724	38,377
Thompson Creek Metals Co., Inc.*	10,975	137,627
ThyssenKrupp AG	703	28,723
Xstrata PLC	15,964	373,129
Yamana Gold, Inc.	1,500	18,535
		5,368,145
Paper & Forest Products 0.3%
Domtar Corp.	2,700	247,806
Holmen AB "B"	1,025	35,434
International Paper Co.	30,400	917,472
Nippon Paper Group, Inc.	400	8,521
Oji Paper Co., Ltd.	6,000	28,492
Schweitzer-Mauduit International, Inc.	3,592	181,791
Stora Enso Oyj "R"	5,712	68,039
Svenska Cellulosa AB "B"	5,441	87,582
UPM-Kymmene Oyj*	5,203	110,016
		1,685,153
Telecommunication Services 2.4%
Diversified Telecommunication Services 1.7%
AT&T, Inc.	68,390	2,092,734
BCE, Inc.	1,400	50,859
BT Group PLC	23,665	70,460
CenturyLink, Inc.	36,923	1,534,151
Deutsche Telekom AG (Registered)	32,630	502,664
France Telecom SA	20,148	451,435
Iliad SA	262	31,412
Inmarsat PLC	2,213	21,443
Koninklijke (Royal) KPN NV	40,930	697,232
Nippon Telegraph & Telephone Corp.	4,100	184,101
Singapore Telecommunications Ltd.	82,000	196,462
Swisscom AG (Registered)	1,051	468,573
Tele2 AB "B"	1,647	38,044
Telecom Italia SpA	194,589	299,212
Telecom Italia SpA (RSP)	126,130	169,635
Telefonica SA	28,980	725,509
Telenor ASA	9,984	164,286
TeliaSonera AB	9,905	85,603
Telstra Corp., Ltd.	55,286	161,262
Telus Corp.	700	34,007
Verizon Communications, Inc.	49,600	1,911,584
		9,890,668
Wireless Telecommunication Services 0.7%
America Movil SAB de CV "L"	70,405	204,743
American Tower Corp. "A"*	12,650	655,523
KDDI Corp.	24	148,594
Millicom International Cellular SA (SDR)	413	39,521
NTT DoCoMo, Inc.	383	673,174
Rogers Communications, Inc. "B"	1,900	69,062
Softbank Corp.	6,400	255,446
Telephone & Data Systems, Inc.	14,000	471,800
Vodafone Group PLC	314,196	889,618
Vodafone Group PLC (ADR)	34,095	980,231
		4,387,712
Utilities 2.2%
Electric Utilities 1.6%
American Electric Power Co., Inc.	21,450	753,753
Chubu Electric Power Co., Inc.	3,500	77,843
Chugoku Electric Power Co., Inc.	1,900	35,131
CLP Holdings Ltd.	8,000	64,948
Duke Energy Corp.	99,195	1,800,389
E.ON AG	2,794	85,331
EDP — Energias de Portugal SA	35,187	137,035
Electricite de France	521	21,575
Enel SpA	17,985	113,372
Entergy Corp.	12,845	863,312
Exelon Corp.	24,905	1,027,082
FirstEnergy Corp.	37,028	1,373,369
Fortis, Inc.	2,100	71,740
Fortum Oyj*	17,782	603,807
Hokkaido Electric Power Co., Inc.	900	17,453
Hokuriku Electric Power Co.	1,200	27,180
Iberdrola SA	11,611	100,969
Kansai Electric Power Co., Inc.	4,000	87,088
Kyushu Electric Power Co., Inc.	2,200	42,979
Power Assets Holdings Ltd.	44,130	294,160
Red Electrica Corporacion SA	545	30,972
Scottish & Southern Energy PLC	1,761	35,623
Shikoku Electric Power Co., Inc.	1,200	32,647
Southern Co.	39,799	1,516,740
Terna — Rete Elettrica Nationale SpA	4,601	22,026
Tohoku Electric Power Co., Inc.	2,500	42,228
Tokyo Electric Power Co., Inc.	8,300	46,499
		9,325,251
Gas Utilities 0.1%
Enagas	657	14,823
Energen Corp.	6,300	397,656
Hong Kong & China Gas Co., Ltd.	18,590	44,500
Osaka Gas Co., Ltd.	12,000	47,896
Questar Corp.	6,400	111,680
Snam Rete Gas SpA	3,419	19,217
Toho Gas Co., Ltd.	3,000	15,472
Tokyo Gas Co., Ltd.	14,000	63,958
		715,202
Independent Power Producers & Energy Traders 0.1%
EDP Renovaveis SA*	6,031	43,317
Electric Power Development Co., Ltd.	500	15,400
GenOn Energy, Inc.*	195,700	745,617
International Power PLC	3,510	17,343
TransAlta Corp.	3,300	69,574
		891,251
Multi-Utilities 0.3%
Ameren Corp.	5,200	145,964
Canadian Utilities Ltd. "A"	1,100	60,077
Centrica PLC	9,355	48,819
GDF Suez	6,421	261,620
National Grid PLC	6,356	60,566
PG&E Corp.	25,153	1,111,260
RWE AG	583	37,135
Veolia Environnement	1,180	36,690
		1,762,131
Water Utilities 0.1%
American Water Works Co., Inc.	16,200	454,410
Total Common Stocks (Cost $279,550,132)		318,282,055

Preferred Stocks 0.1%
Consumer Discretionary 0.0%
Volkswagen AG	772	125,217
Consumer Staples 0.0%
Henkel AG & Co. KGaA	2,376	147,183
Energy 0.0%
Petroleo Brasileiro SA	8,990	156,987
Financials 0.0%
Ally Financial, Inc., Series G, 144A, 7.0%	50	46,528
Information Technology 0.1%
Samsung Electronics Co., Ltd.	277	157,824
Materials 0.0%
Vale SA "A"	5,124	148,732
Total Preferred Stocks (Cost $679,176)		782,471

Rights 0.0%
Energy
Origin Energy Ltd., Expiration Date 4/13/2011* (Cost $0)	754	2,496

Warrants 0.0%
Consumer Discretionary 0.0%
Reader's Digest Association, Inc., Expiration Date 2/19/2014*	80	3
Information Technology 0.0%
Kingboard Chemical Holdings Ltd., Expiration Date 10/31/2012*	5,800	4,660
Total Warrants (Cost $0)		4,663

		Principal Amount ($) (a)	Value ($)

Corporate Bonds 10.1%
Consumer Discretionary 1.0%
AMC Entertainment, Inc., 8.0%, 3/1/2014		70,000	70,787
American Achievement Corp., 144A, 10.875%, 4/15/2016		25,000	24,563
Asbury Automotive Group, Inc.:
7.625%, 3/15/2017		45,000	45,900
144A, 8.375%, 11/15/2020		35,000	36,400
Avis Budget Car Rental LLC:
8.25%, 1/15/2019		40,000	41,900
9.625%, 3/15/2018		25,000	27,625
Beazer Homes USA, Inc., 144A, 9.125%, 5/15/2019		25,000	25,281
Bon-Ton Department Stores, Inc., 10.25%, 3/15/2014		35,000	35,875
Bresnan Broadband Holdings LLC, 144A, 8.0%, 12/15/2018		45,000	47,475
Burlington Coat Factory Warehouse Corp., 144A, 10.0%, 2/15/2019		40,000	38,800
Cablevision Systems Corp.:
7.75%, 4/15/2018		135,000	145,800
8.0%, 4/15/2020		10,000	10,900
CanWest LP, 144A, 9.25%, 8/1/2015**		35,000	5,950
Carrols Corp., 9.0%, 1/15/2013		25,000	25,062
CBS Corp., 8.875%, 5/15/2019		395,000	496,003
CCO Holdings LLC:
7.0%, 1/15/2019		10,000	10,250
7.875%, 4/30/2018		20,000	21,250
8.125%, 4/30/2020		15,000	16,313
Ceaser's Entertainment Operating Co., Inc.:
10.0%, 12/15/2018		65,000	59,312
11.25%, 6/1/2017		30,000	34,087
144A, 12.75%, 4/15/2018		25,000	25,250
Cequel Communications Holdings I LLC, 144A, 8.625%, 11/15/2017		130,000	135,525
Claire's Stores, Inc.:
144A, 8.875%, 3/15/2019		30,000	28,650
9.625%, 6/1/2015 (PIK)		10,000	9,656
Clear Channel Communications, Inc., 144A, 9.0%, 3/1/2021		10,000	9,975
Clear Channel Worldwide Holdings, Inc.:
Series A, 9.25%, 12/15/2017		10,000	10,925
Series B, 9.25%, 12/15/2017		10,000	10,963
DineEquity, Inc., 144A, 9.5%, 10/30/2018		85,000	92,225
DIRECTV Holdings LLC, 6.0%, 8/15/2040		200,000	191,536
DISH DBS Corp.:
6.625%, 10/1/2014		65,000	68,819
7.125%, 2/1/2016		50,000	53,375
Fontainebleau Las Vegas Holdings LLC, 144A, 11.0%, 6/15/2015**		40,000	200
Ford Motor Co., 7.45%, 7/16/2031		35,000	37,891
Goodyear Tire & Rubber Co., 10.5%, 5/15/2016		20,000	22,400
Great Canadian Gaming Corp., 144A, 7.25%, 2/15/2015		40,000	40,800
Group 1 Automotive, Inc., 144A, 3.0%, 3/15/2020		30,000	38,287
Hertz Corp.:
144A, 6.75%, 4/15/2019		15,000	14,869
144A, 7.5%, 10/15/2018		210,000	217,350
Home Depot, Inc., 5.875%, 12/16/2036		200,000	198,799
Kabel BW Erste Beteiligungs GmbH, 144A, 7.5%, 3/15/2019		150,000	153,750
Lear Corp.:
7.875%, 3/15/2018		20,000	21,750
8.125%, 3/15/2020		20,000	22,000
Limited Brands, Inc., 7.0%, 5/1/2020		10,000	10,588
McDonald's Corp., Series I, 5.35%, 3/1/2018		60,000	67,208
Mediacom Broadband LLC, 8.5%, 10/15/2015		50,000	51,875
MGM Resorts International:
7.625%, 1/15/2017		15,000	14,156
9.0%, 3/15/2020		85,000	93,181
144A, 10.0%, 11/1/2016		35,000	36,837
Michaels Stores, Inc., Step-up Coupon, 0% to 11/1/2011, 13.0% to 11/1/2016		15,000	15,300
Needle Merger Sub Corp., 144A, 8.125%, 3/15/2019		25,000	25,250
News America, Inc.:
6.65%, 11/15/2037		40,000	41,952
7.85%, 3/1/2039		415,000	490,277
Norcraft Holdings LP, 9.75%, 9/1/2012		57,000	56,430
Palace Entertainment Holdings LLC, 144A, 8.875%, 4/15/2017		35,000	35,787
Penske Automotive Group, Inc., 7.75%, 12/15/2016		90,000	93,037
PETCO Animal Supplies, Inc, 144A, 9.25%, 12/1/2018		25,000	26,750
Phillips-Van Heusen Corp., 7.375%, 5/15/2020		15,000	15,863
Regal Entertainment Group, 9.125%, 8/15/2018		15,000	16,050
Sabre Holdings Corp., 8.35%, 3/15/2016		85,000	82,025
Sears Holdings Corp., 144A, 6.625%, 10/15/2018		30,000	29,100
Seminole Indian Tribe of Florida:
144A, 7.75%, 10/1/2017		15,000	15,863
144A, 7.804%, 10/1/2020		40,000	39,549
Sirius XM Radio, Inc., 144A, 8.75%, 4/1/2015		30,000	33,750
Sonic Automotive, Inc., Series B, 9.0%, 3/15/2018		50,000	53,125
Standard Pacific Corp.:
8.375%, 5/15/2018		20,000	20,775
144A, 8.375%, 5/15/2018		25,000	25,969
10.75%, 9/15/2016		40,000	46,600
Staples, Inc., 9.75%, 1/15/2014		80,000	96,045
TCI Communications, Inc., 8.75%, 8/1/2015		543,000	658,969
Time Warner Cable, Inc., 6.75%, 7/1/2018		490,000	556,650
Travelport LLC, 4.936%***, 9/1/2014		35,000	31,719
Univision Communications, Inc., 144A, 7.875%, 11/1/2020		10,000	10,575
UPC Holding BV:
144A, 8.375%, 8/15/2020	EUR	50,000	72,631
144A, 9.75%, 4/15/2018	EUR	50,000	75,820
Valassis Communications, Inc., 144A, 6.625%, 2/1/2021		15,000	14,569
Viacom, Inc., 6.75%, 10/5/2037		170,000	182,601
Videotron Ltd., 9.125%, 4/15/2018		15,000	16,838
Visteon Corp., 144A, 6.75%, 4/15/2019 (f)		40,000	40,000
Wyndham Worldwide Corp., 5.625%, 3/1/2021		350,000	346,710
			6,164,952
Consumer Staples 0.4%
Alliance One International, Inc., 10.0%, 7/15/2016		10,000	10,138
B&G Foods, Inc., 7.625%, 1/15/2018		15,000	16,162
Blue Merger Sub, Inc., 144A, 7.625%, 2/15/2019		60,000	60,825
Bumble Bee Holdco SCA, 144A, 9.625%, 3/15/2018 (PIK)		35,000	32,637
C&S Group Enterprises LLC, 144A, 8.375%, 5/1/2017		20,000	20,475
Central Garden & Pet Co., 8.25%, 3/1/2018		20,000	20,950
Constellation Brands, Inc., 7.25%, 5/15/2017		100,000	108,500
CVS Caremark Corp.:
5.75%, 6/1/2017		40,000	44,060
6.302%, 6/1/2037		351,000	344,857
Darling International, Inc., 144A, 8.5%, 12/15/2018		40,000	43,500
Delhaize Group, 5.7%, 10/1/2040		361,000	329,892
Dole Food Co., Inc., 144A, 8.0%, 10/1/2016		20,000	21,225
FAGE Dairy Industry SA, 144A, 9.875%, 2/1/2020		45,000	45,394
Kraft Foods, Inc., 5.375%, 2/10/2020		200,000	211,149
Kroger Co., 7.5%, 1/15/2014		40,000	45,544
PepsiCo, Inc., 4.5%, 1/15/2020		80,000	83,469
Pilgrim's Pride Corp., 144A, 7.875%, 12/15/2018		60,000	58,200
Procter & Gamble Co., 4.95%, 8/15/2014		80,000	88,719
Reynolds American, Inc., 7.25%, 6/15/2037		60,000	63,502
Rite Aid Corp., 7.5%, 3/1/2017		30,000	30,000
Safeway, Inc., 6.25%, 3/15/2014		60,000	66,341
Smithfield Foods, Inc.:
7.75%, 7/1/2017		60,000	64,500
10.0%, 7/15/2014		45,000	52,987
Stater Bros. Holdings, Inc., 144A, 7.375%, 11/15/2018		15,000	15,563
SUPERVALU, Inc., 8.0%, 5/1/2016 (b)		115,000	115,000
TreeHouse Foods, Inc., 7.75%, 3/1/2018		15,000	16,163
US Foodservice:
144A, 10.25%, 6/30/2015 (PIK)		30,000	31,537
144A, 10.25%, 6/30/2015		15,000	15,769
Wal-Mart Stores, Inc., 3.25%, 10/25/2020		100,000	93,409
			2,150,467
Energy 1.0%
Allis-Chalmers Energy, Inc., 9.0%, 1/15/2014		25,000	25,531
Belden & Blake Corp., 8.75%, 7/15/2012		205,000	205,000
Berry Petroleum Co., 6.75%, 11/1/2020		45,000	46,406
BreitBurn Energy Partners LP, 8.625%, 10/15/2020		25,000	26,187
Bristow Group, Inc., 7.5%, 9/15/2017		35,000	36,794
Buckeye Partners LP, 4.875%, 2/1/2021		460,000	456,940
Canadian Natural Resources Ltd., 5.7%, 5/15/2017		60,000	67,130
Chaparral Energy, Inc., 144A, 8.25%, 9/1/2021		55,000	56,650
Chesapeake Energy Corp., 7.25%, 12/15/2018		45,000	50,287
Colorado Interstate Gas Co., 6.8%, 11/15/2015		20,000	22,988
Conoco, Inc., 6.95%, 4/15/2029		240,000	286,549
CONSOL Energy, Inc.:
144A, 6.375%, 3/1/2021		10,000	10,013
8.0%, 4/1/2017		55,000	60,225
8.25%, 4/1/2020		35,000	38,806
Continental Resources, Inc.:
7.375%, 10/1/2020		15,000	16,125
8.25%, 10/1/2019		10,000	11,063
Crestwood Midstream Partners LP, 144A, 7.75%, 4/1/2019 (f)		80,000	80,600
Crosstex Energy LP, 8.875%, 2/15/2018		30,000	32,700
Dresser-Rand Group, Inc., 144A, 6.5%, 5/1/2021		35,000	36,094
El Paso Corp., 7.25%, 6/1/2018		30,000	33,720
Encana Corp., 6.3%, 11/1/2011		60,000	61,928
Energy Transfer Partners LP, 6.125%, 2/15/2017		305,000	340,512
Ensco PLC, 4.7%, 3/15/2021		350,000	347,412
Enterprise Products Operating LLC, Series G, 5.6%, 10/15/2014		60,000	66,286
Frontier Oil Corp., 6.875%, 11/15/2018		25,000	26,062
Genesis Energy LP, 144A, 7.875%, 12/15/2018		30,000	30,300
Global Geophysical Services, Inc., 10.5%, 5/1/2017		65,000	69,875
Halliburton Co., 7.45%, 9/15/2039		100,000	126,334
Holly Corp., 9.875%, 6/15/2017		35,000	39,550
Holly Energy Partners LP, 144A, 8.25%, 3/15/2018		30,000	31,950
Inergy LP, 144A, 6.875%, 8/1/2021		35,000	36,487
Kinder Morgan Energy Partners LP:
6.0%, 2/1/2017		180,000	200,314
7.3%, 8/15/2033		60,000	66,983
Linn Energy LLC, 144A, 8.625%, 4/15/2020		25,000	27,750
MEG Energy Corp., 144A, 6.5%, 3/15/2021		20,000	20,325
Newfield Exploration Co., 7.125%, 5/15/2018		60,000	64,500
Niska Gas Storage US LLC, 8.875%, 3/15/2018		30,000	32,625
Noble Energy, Inc., 6.0%, 3/1/2041		225,000	225,983
Noble Holding International Ltd., 3.05%, 3/1/2016		270,000	267,673
Oasis Petroleum, Inc., 144A, 7.25%, 2/1/2019		10,000	10,125
Occidental Petroleum Corp., Series 1, 4.1%, 2/1/2021		130,000	128,757
ONEOK Partners LP, 3.25%, 2/1/2016		335,000	333,347
Petro-Canada, 4.0%, 7/15/2013		80,000	83,881
Petrohawk Energy Corp.:
144A, 7.25%, 8/15/2018		35,000	36,050
7.875%, 6/1/2015		20,000	21,200
Plains Exploration & Production Co.:
7.0%, 3/15/2017		40,000	41,300
7.625%, 6/1/2018		70,000	74,900
8.625%, 10/15/2019		10,000	11,125
Pride International, Inc., 6.875%, 8/15/2020		110,000	124,712
Regency Energy Partners LP, 6.875%, 12/1/2018		15,000	15,975
Rowan Companies, Inc., 5.0%, 9/1/2017		290,000	300,057
Sabine Pass LNG LP:
7.25%, 11/30/2013		100,000	102,250
7.5%, 11/30/2016		100,000	102,750
SandRidge Energy, Inc., 144A, 7.5%, 3/15/2021		25,000	25,938
SM Energy Co., 144A, 6.625%, 2/15/2019		15,000	15,394
Southwestern Energy Co., 7.5%, 2/1/2018		25,000	28,344
Stone Energy Corp.:
6.75%, 12/15/2014		50,000	49,750
8.625%, 2/1/2017		10,000	10,425
Valero Energy Corp., 9.375%, 3/15/2019		40,000	51,132
Venoco, Inc., 144A, 8.875%, 2/15/2019		50,000	50,000
Williams Partners LP:
5.25%, 3/15/2020		60,000	62,590
7.25%, 2/1/2017		265,000	310,354
			5,673,013
Financials 3.9%
Abbey National Treasury Services PLC, 144A, 3.875%, 11/10/2014		390,000	389,521
AgriBank FCB, 9.125%, 7/15/2019		500,000	596,940
Algoma Acquisition Corp., 144A, 9.875%, 6/15/2015		70,000	64,400
Ally Financial, Inc.:
144A, 6.25%, 12/1/2017		45,000	45,844
7.0%, 2/1/2012		95,000	97,969
8.0%, 3/15/2020		50,000	54,438
8.3%, 2/12/2015		20,000	21,925
American Express Co., 7.0%, 3/19/2018		80,000	93,498
American International Group, Inc.:
3.65%, 1/15/2014		200,000	203,428
5.05%, 10/1/2015		220,000	226,842
Series MP, 5.45%, 5/18/2017		145,000	148,848
Series G, 5.6%, 10/18/2016		65,000	67,433
Ashton Woods USA LLC, 144A, Step-up Coupon, 0% to 6/30/2012, 11.0% to 6/30/2015		52,000	31,200
Asian Development Bank:
2.625%, 2/9/2015		100,000	102,633
5.82%, 6/16/2028		80,000	88,303
Australia & New Zealand Banking Group Ltd., 144A, 3.25%, 3/1/2016		355,000	352,438
Bank of America Corp.:
6.0%, 9/1/2017		250,000	267,949
Series L, 7.625%, 6/1/2019		515,000	596,472
Bank of New York Mellon Corp., Series G, 4.5%, 4/1/2013		60,000	63,951
Bear Stearns Companies LLC, 7.25%, 2/1/2018		60,000	69,908
Berkshire Hathaway Finance Corp., 5.75%, 1/15/2040		60,000	62,829
BHP Billiton Finance USA Ltd., 5.25%, 12/15/2015		60,000	66,755
Blackstone Holdings Finance Co., LLC, 144A, 6.625%, 8/15/2019		225,000	236,380
BNP Paribas, 3.6%, 2/23/2016		285,000	285,483
Boston Properties LP, (REIT), 4.125%, 5/15/2021		45,000	42,800
BP Capital Markets PLC:
3.125%, 10/1/2015		285,000	286,593
3.2%, 3/11/2016		400,000	398,234
4.5%, 10/1/2020		120,000	119,083
Bumble Bee Acquisiton Corp., 144A, 9.0%, 12/15/2017		60,000	62,400
Calpine Construction Finance Co., LP, 144A, 8.0%, 6/1/2016		45,000	49,050
Capital One Financial Corp., 5.5%, 6/1/2015		60,000	65,387
Case New Holland, Inc., 7.75%, 9/1/2013		25,000	27,219
Caterpillar Financial Services Corp., 7.15%, 2/15/2019		60,000	73,442
Chinos Acquisition Corp., 144A, 8.125%, 3/1/2019		35,000	34,344
CIT Group, Inc.:
7.0%, 5/1/2015		225,000	226,969
7.0%, 5/1/2017		110,000	110,138
Citigroup, Inc.:
4.75%, 5/19/2015		470,000	492,656
5.125%, 5/5/2014		100,000	106,629
6.0%, 10/31/2033		60,000	57,293
CNA Financial Corp., 5.75%, 8/15/2021		220,000	225,240
CNOOC Finance 2011 Ltd., 144A, 4.25%, 1/26/2021		400,000	390,135
Commonwealth Bank of Australia:
144A, 2.125%, 3/17/2014		325,000	324,204
144A, 3.25%, 3/17/2016		345,000	342,175
Council of Europe Development Bank, 2.75%, 2/10/2015		80,000	82,177
CPI International Acquisition, Inc., 144A, 8.0%, 2/15/2018		25,000	25,125
Credit Suisse (USA), Inc., 4.875%, 1/15/2015		80,000	85,948
Deutsche Telekom International Finance BV, 6.75%, 8/20/2018		100,000	118,010
Diageo Capital PLC, 5.75%, 10/23/2017		60,000	67,256
Discover Financial Services, 10.25%, 7/15/2019		432,000	555,754
Duke Realty LP, (REIT), 7.375%, 2/15/2015		40,000	45,402
Dunkin Finance Corp., 144A, 9.625%, 12/1/2018		15,000	15,281
DuPont Fabros Technology LP, (REIT), 8.5%, 12/15/2017		35,000	38,544
E*TRADE Financial Corp.:
7.375%, 9/15/2013		185,000	185,694
12.5%, 11/30/2017 (PIK)		21,000	25,043
EDP Finance BV, 144A, 4.9%, 10/1/2019		195,000	170,209
Enel Finance International NV, 144A, 5.125%, 10/7/2019		200,000	201,659
Express LLC, 8.75%, 3/1/2018		25,000	27,125
Farmers Exchange Capital, 144A, 7.2%, 7/15/2048		760,000	729,402
FCE Bank PLC, 9.375%, 1/17/2014	EUR	50,000	79,452
Ford Motor Credit Co., LLC:
7.25%, 10/25/2011		290,000	298,433
9.875%, 8/10/2011		120,000	123,416
General Electric Capital Corp.:
4.375%, 9/16/2020		725,000	704,555
4.8%, 5/1/2013		180,000	191,252
Series A, 5.625%, 5/1/2018		180,000	194,601
Giraffe Acquisition Corp., 144A, 9.125%, 12/1/2018		25,000	24,250
GlaxoSmithKline Capital, Inc, 5.65%, 5/15/2018		60,000	67,431
Harley-Davidson Funding Corp., 144A, 6.8%, 6/15/2018		270,000	296,407
Hartford Financial Services Group, Inc., 5.95%, 10/15/2036		120,000	112,677
HCP, Inc., (REIT), 3.75%, 2/1/2016		340,000	341,719
Hexion US Finance Corp., 8.875%, 2/1/2018		380,000	401,850
HSBC Holdings PLC, 5.1%, 4/5/2021 (f)		270,000	271,385
HSBC USA, Inc., 5.0%, 9/27/2020		430,000	422,213
Inter-American Development Bank:
3.25%, 11/15/2011		60,000	61,042
3.875%, 9/17/2019		60,000	62,165
International Lease Finance Corp.:
144A, 6.5%, 9/1/2014		195,000	208,163
144A, 8.625%, 9/15/2015		20,000	22,000
144A, 8.75%, 3/15/2017		85,000	95,625
iPayment, Inc., 9.75%, 5/15/2014		40,000	39,800
John Deere Capital Corp., Series D, 4.5%, 4/3/2013		60,000	63,799
JPMorgan Chase & Co.:
3.45%, 3/1/2016		270,000	269,036
4.95%, 3/25/2020		300,000	304,995
6.0%, 1/15/2018		60,000	65,789
Merrill Lynch & Co., Inc.:
6.22%, 9/15/2026		100,000	99,427
6.875%, 11/15/2018		60,000	67,104
MetLife, Inc., 5.7%, 6/15/2035		60,000	59,867
Metropolitan Life Global Funding I, 144A, 2.5%, 9/29/2015		585,000	569,696
Morgan Stanley:
5.45%, 1/9/2017		60,000	63,252
Series F, 5.625%, 9/23/2019		475,000	485,134
6.0%, 5/13/2014		60,000	65,271
National Money Mart Co., 10.375%, 12/15/2016		65,000	72,475
National Rural Utilities Cooperative Finance Corp., 4.75%, 3/1/2014		60,000	64,791
Nationwide Mutual Insurance Co., 144A, 9.375%, 8/15/2039		261,000	317,403
Navios Maritime Acquisition Corp., 8.625%, 11/1/2017		15,000	15,525
Nielsen Finance LLC, 144A, 7.75%, 10/15/2018		10,000	10,725
NII Capital Corp., 7.625%, 4/1/2021		30,000	30,675
Nordic Investment Bank:
Series D, 2.375%, 12/15/2011		80,000	81,113
5.0%, 2/1/2017		80,000	89,342
Nuveen Investments, Inc.:
10.5%, 11/15/2015		75,000	77,063
144A, 10.5%, 11/15/2015		45,000	46,013
OMEGA Healthcare Investors, Inc., (REIT), 144A, 6.75%, 10/15/2022		25,000	25,531
Penn Mutual Life Insurance Co., 144A, 6.65%, 6/15/2034		240,000	232,572
Petrobras International Finance Co., 3.875%, 1/27/2016		270,000	271,805
Pinnacle Foods Finance LLC, 9.25%, 4/1/2015		60,000	62,625
PNC Funding Corp., 6.7%, 6/10/2019		60,000	69,793
Prudential Financial, Inc., Series B, 5.1%, 9/20/2014		60,000	64,487
Rainbow National Services LLC, 144A, 10.375%, 9/1/2014		5,000	5,188
Raymond James Financial, Inc., 8.6%, 8/15/2019		220,000	263,010
Reynolds Group Issuer, Inc.:
144A, 7.125%, 4/15/2019		100,000	102,500
144A, 8.5%, 5/15/2018		100,000	101,250
144A, 9.0%, 4/15/2019		100,000	103,500
Rio Tinto Finance (USA) Ltd.:
6.5%, 7/15/2018		575,000	662,048
9.0%, 5/1/2019		40,000	52,565
Royal Bank of Scotland PLC, 4.375%, 3/16/2016		270,000	271,713
Santander US Debt SA Unipersonal, 144A, 3.724%, 1/20/2015		200,000	193,410
Shell International Finance BV:
3.1%, 6/28/2015		285,000	292,037
4.375%, 3/25/2020		60,000	61,938
Shinhan Bank, 144A, 4.125%, 10/4/2016 (f)		295,000	296,066
SLM Corp., 8.0%, 3/25/2020		10,000	10,900
Susser Holdings LLC, 8.5%, 5/15/2016		15,000	16,238
Telecom Italia Capital SA:
5.25%, 11/15/2013		80,000	84,475
5.25%, 10/1/2015		240,000	248,414
The Goldman Sachs Group, Inc.:
5.95%, 1/18/2018		455,000	488,580
6.25%, 2/1/2041		235,000	234,027
6.75%, 10/1/2037		150,000	151,294
Tropicana Entertainment LLC, 9.625%, 12/15/2014**		105,000	53
UBS AG, 3.875%, 1/15/2015		500,000	512,457
Uncle Acquisition 2010 Corp., 144A, 8.625%, 2/15/2019		10,000	10,500
Vale Overseas Ltd., 6.875%, 11/21/2036		60,000	63,892
Virgin Media Finance PLC, Series 1, 9.5%, 8/15/2016		100,000	113,750
Virgin Media Secured Finance PLC, 6.5%, 1/15/2018		195,000	213,038
WEA Finance LLC, 144A, 6.75%, 9/2/2019		260,000	298,329
Wells Fargo & Co.:
3.676%, 6/15/2016		345,000	347,039
5.625%, 12/11/2017		100,000	109,222
Willis Group Holdings PLC, 5.75%, 3/15/2021		180,000	178,596
WMG Acquisition Corp., 9.5%, 6/15/2016		30,000	31,725
			23,223,505
Health Care 0.4%
Abbott Laboratories, 5.875%, 5/15/2016		60,000	68,670
Aetna, Inc., 6.5%, 9/15/2018		40,000	46,023
Agilent Technologies, Inc., 6.5%, 11/1/2017		235,000	262,166
Amgen, Inc., Zero Coupon, 3/1/2032		315,000	245,306
AstraZeneca PLC, 5.4%, 9/15/2012		60,000	63,933
Aviv Healthcare Properties LP, 144A, 7.75%, 2/15/2019		20,000	20,850
Boston Scientific Corp., 6.0%, 1/15/2020		430,000	450,561
Community Health Systems, Inc., 8.875%, 7/15/2015		40,000	42,200
HCA Holdings, Inc., 144A, 7.75%, 5/15/2021		50,000	52,125
HCA, Inc.:
8.5%, 4/15/2019		105,000	116,550
9.125%, 11/15/2014		90,000	94,388
9.25%, 11/15/2016		200,000	215,250
9.625%, 11/15/2016 (PIK)		68,000	73,270
IASIS Healthcare LLC, 8.75%, 6/15/2014		70,000	71,488
Life Technologies Corp., 5.0%, 1/15/2021		215,000	214,971
Merck & Co., Inc., 4.0%, 6/30/2015		60,000	63,905
STHI Holding Corp., 144A, 8.0%, 3/15/2018		30,000	31,050
Vanguard Health Holding Co. II, LLC, 8.0%, 2/1/2018		20,000	20,475
Vanguard Health Systems, Inc., 144A, Zero Coupon, 2/1/2016		45,000	28,575
WellPoint, Inc., 5.25%, 1/15/2016		60,000	65,937
Wyeth, 5.95%, 4/1/2037		60,000	64,143
			2,311,836
Industrials 0.3%
Actuant Corp., 6.875%, 6/15/2017		25,000	25,750
American Airlines, Inc., 144A, 7.5%, 3/15/2016		40,000	39,550
AMGH Merger Sub, Inc., 144A, 9.25%, 11/1/2018		15,000	16,106
ARAMARK Corp., 8.5%, 2/1/2015		15,000	15,638
Armored Autogroup, Inc., 144A, 9.25%, 11/1/2018		50,000	50,875
BE Aerospace, Inc., 8.5%, 7/1/2018		70,000	77,525
Belden, Inc., 7.0%, 3/15/2017		30,000	30,713
Boart Longyear Management Pty, 144A, 7.0%, 4/1/2021		15,000	15,375
Bombardier, Inc., 144A, 7.75%, 3/15/2020		30,000	32,587
Briggs & Stratton Corp., 6.875%, 12/15/2020		15,000	15,713
Burlington Northern Santa Fe LLC, 5.75%, 3/15/2018		60,000	66,858
Casella Waste Systems, Inc., 144A, 7.75%, 2/15/2019		35,000	35,000
Cenveo Corp.:
8.875%, 2/1/2018		50,000	50,125
144A, 10.5%, 8/15/2016		35,000	35,175
CHC Helicopter SA, 144A, 9.25%, 10/15/2020		100,000	103,000
Clean Harbors, Inc., 7.625%, 8/15/2016		18,000	19,103
Corrections Corp. of America, 7.75%, 6/1/2017		10,000	10,863
Delta Air Lines, Inc., 144A, 9.5%, 9/15/2014		9,000	9,563
Deluxe Corp., 144A, 7.0%, 3/15/2019		15,000	14,925
EDP Finance BV, 144A, 6.0%, 2/2/2018		165,000	156,541
Florida East Coast Railway Corp., 144A, 8.125%, 2/1/2017		20,000	20,875
Garda World Security Corp., 144A, 9.75%, 3/15/2017		30,000	32,325
H&E Equipment Services, Inc., 8.375%, 7/15/2016		55,000	57,819
Huntington Ingalls Industries, Inc.:
144A, 6.875%, 3/15/2018		15,000	15,656
144A, 7.125%, 3/15/2021		10,000	10,425
Interline Brands, Inc., 7.0%, 11/15/2018		25,000	25,625
Kansas City Southern de Mexico SA de CV:
7.375%, 6/1/2014		60,000	62,400
8.0%, 2/1/2018		60,000	65,400
Kansas City Southern Railway Co., 8.0%, 6/1/2015		65,000	70,525
Lockheed Martin Corp., 4.25%, 11/15/2019		120,000	121,018
Meritor, Inc., 10.625%, 3/15/2018		30,000	33,750
Navios Maritime Holdings, Inc., 144A, 8.125%, 2/15/2019		65,000	65,487
Northrop Grumman Corp., 5.05%, 11/15/2040		100,000	93,591
Oshkosh Corp.:
8.25%, 3/1/2017		10,000	11,000
8.5%, 3/1/2020		10,000	11,213
Owens Corning, Inc., 9.0%, 6/15/2019		40,000	47,274
Ply Gem Industries, Inc.:
144A, 8.25%, 2/15/2018		25,000	25,688
13.125%, 7/15/2014		40,000	44,200
RBS Global, Inc. & Rexnord Corp., 8.5%, 5/1/2018		60,000	64,800
Sitel LLC, 144A, 11.5%, 4/1/2018		50,000	46,562
Spirit Aerosystems, Inc.:
6.75%, 12/15/2020		15,000	15,338
7.5%, 10/1/2017		20,000	21,500
TransDigm, Inc., 144A, 7.75%, 12/15/2018		30,000	32,212
Tutor Perini Corp., 144A, 7.625%, 11/1/2018		25,000	25,750
United Parcel Service, Inc., 4.875%, 11/15/2040		100,000	94,105
USG Corp., 144A, 9.75%, 8/1/2014		20,000	21,900
			1,957,423
Information Technology 0.6%
Affiliated Computer Services, Inc., 5.2%, 6/1/2015		800,000	862,698
Alcatel-Lucent USA, Inc., 6.45%, 3/15/2029		45,000	38,700
Allen Systems Group, Inc., 144A, 10.5%, 11/15/2016		15,000	15,225
Amkor Technology, Inc., 7.375%, 5/1/2018		20,000	20,700
Aspect Software, Inc., 144A, 10.625%, 5/15/2017		30,000	32,100
Avaya, Inc., 144A, 7.0%, 4/1/2019		70,000	68,250
Brocade Communications Systems, Inc., 6.625%, 1/15/2018		500,000	529,375
CDW LLC, 11.0%, 10/12/2015		155,000	168,175
CommScope, Inc., 144A, 8.25%, 1/15/2019		40,000	41,800
eAccess Ltd., 144A, 8.25%, 4/1/2018 (f)		30,000	30,788
Equinix, Inc., 8.125%, 3/1/2018		75,000	81,188
First Data Corp.:
144A, 7.375%, 6/15/2019 (f)		15,000	15,319
144A, 8.25%, 1/15/2021		115,000	114,712
Freescale Semiconductor, Inc., 144A, 9.25%, 4/15/2018		130,000	142,350
Hewlett-Packard Co., 5.5%, 3/1/2018		60,000	66,617
International Business Machines Corp.:
4.75%, 11/29/2012		80,000	85,018
5.7%, 9/14/2017		270,000	305,598
Jabil Circuit, Inc., 7.75%, 7/15/2016		10,000	11,350
Juniper Networks, Inc., 5.95%, 3/15/2041		215,000	212,315
L-3 Communications Corp., Series B, 6.375%, 10/15/2015		60,000	61,800
MasTec, Inc., 7.625%, 2/1/2017		50,000	51,250
MEMC Electronic Materials, Inc., 144A, 7.75%, 4/1/2019		20,000	20,475
Microsoft Corp., 5.3%, 2/8/2041		280,000	283,349
Oracle Corp., 144A, 5.375%, 7/15/2040		100,000	97,332
Seagate Technology International, 144A, 10.0%, 5/1/2014		290,000	337,850
SunGard Data Systems, Inc.:
144A, 7.375%, 11/15/2018		10,000	10,225
10.25%, 8/15/2015		135,000	141,750
			3,846,309
Materials 0.9%
Airgas, Inc., 7.125%, 10/1/2018		415,000	448,200
Aleris International, Inc., 144A, 7.625%, 2/15/2018		20,000	20,050
Appleton Papers, Inc., 11.25%, 12/15/2015		20,000	19,400
ArcelorMittal, 5.5%, 3/1/2021		477,000	470,039
Ashland, Inc., 9.125%, 6/1/2017		60,000	68,850
Ball Corp.:
7.125%, 9/1/2016		10,000	10,938
7.375%, 9/1/2019		10,000	10,825
Berry Plastics Corp.:
9.5%, 5/15/2018		30,000	29,850
144A, 9.75%, 1/15/2021		40,000	39,600
Boise Paper Holdings LLC, 8.0%, 4/1/2020		15,000	16,200
BWAY Parent Co., Inc., 144A, 10.125%, 11/1/2015 (PIK)		20,000	20,600
CF Industries, Inc., 7.125%, 5/1/2020		130,000	147,550
Chevron Phillips Chemical Co., LLC, 144A, 8.25%, 6/15/2019		285,000	340,265
Clearwater Paper Corp., 144A, 7.125%, 11/1/2018		30,000	31,425
Cliffs Natural Resources, Inc., 4.875%, 4/1/2021		340,000	335,366
Clondalkin Acquisition BV, 144A, 2.31%***, 12/15/2013		75,000	72,000
Crown Americas LLC:
144A, 6.25%, 2/1/2021		10,000	10,175
7.625%, 5/15/2017		10,000	10,925
Domtar Corp., 10.75%, 6/1/2017		30,000	37,500
Dow Chemical Co., 5.7%, 5/15/2018		40,000	43,104
E.I. du Pont de Nemours & Co., 5.25%, 12/15/2016		60,000	66,858
Essar Steel Algoma, Inc., 144A, 9.375%, 3/15/2015		120,000	120,000
Exopack Holding Corp., 11.25%, 2/1/2014		130,000	133,737
FMG Resources (August 2006) Pty Ltd., 144A, 7.0%, 11/1/2015		10,000	10,375
Georgia-Pacific LLC:
144A, 5.4%, 11/1/2020		85,000	83,935
144A, 7.125%, 1/15/2017		35,000	37,144
Graham Packaging Co., LP, 8.25%, 10/1/2018		10,000	10,725
Graphic Packaging International, Inc., 9.5%, 6/15/2017		65,000	72,150
Huntsman International LLC, 144A, 8.625%, 3/15/2021		80,000	87,200
International Paper Co., 7.95%, 6/15/2018		675,000	812,076
JMC Steel Group, 144A, 8.25%, 3/15/2018		30,000	30,675
Lyondell Chemical Co., 144A, 8.0%, 11/1/2017		100,000	110,250
Millar Western Forest Products Ltd., 7.75%, 11/15/2013		15,000	15,206
Momentive Performance Materials, Inc., 144A, 9.0%, 1/15/2021		110,000	113,712
Nalco Co., 144A, 6.625%, 1/15/2019		20,000	20,575
NewMarket Corp., 7.125%, 12/15/2016		80,000	82,400
Novelis, Inc.:
144A, 8.375%, 12/15/2017		65,000	70,363
144A, 8.75%, 12/15/2020		35,000	38,500
Owens-Brockway Glass Container, Inc., 7.375%, 5/15/2016		85,000	93,181
Packaging Dynamics Corp., 144A, 8.75%, 2/1/2016		40,000	40,900
Phibro Animal Health Corp., 144A, 9.25%, 7/1/2018		10,000	10,675
Polymer Group, Inc., 144A, 7.75%, 2/1/2019		25,000	25,781
PPG Industries, Inc., 1.9%, 1/15/2016		100,000	94,747
Rain CII Carbon LLC, 144A, 8.0%, 12/1/2018		25,000	26,750
Rohm & Haas Co., 6.0%, 9/15/2017		520,000	574,088
Silgan Holdings, Inc., 7.25%, 8/15/2016		30,000	32,550
Solo Cup Co., 10.5%, 11/1/2013		70,000	73,150
United States Steel Corp., 7.375%, 4/1/2020		40,000	41,900
Verso Paper Holdings LLC, 144A, 8.75%, 2/1/2019		10,000	10,400
Viskase Companies, Inc., 144A, 9.875%, 1/15/2018		80,000	86,201
Wolverine Tube, Inc., 15.0%, 3/31/2012 (PIK)**		70,071	25,926
			5,234,992
Telecommunication Services 0.7%
AT&T, Inc.:
4.95%, 1/15/2013		60,000	63,906
5.5%, 2/1/2018		60,000	65,496
Buccaneer Merger Sub, Inc., 144A, 9.125%, 1/15/2019		10,000	10,600
Cincinnati Bell, Inc.:
8.25%, 10/15/2017		25,000	25,188
8.375%, 10/15/2020		85,000	83,512
8.75%, 3/15/2018		95,000	89,656
Clearwire Communications LLC:
144A, 12.0%, 12/1/2015		10,000	10,800
144A, 12.0%, 12/1/2017		40,000	42,750
Cricket Communications, Inc.:
7.75%, 10/15/2020		450,000	453,375
10.0%, 7/15/2015		70,000	76,825
Crown Castle Towers LLC, 144A, 6.113%, 1/15/2020		315,000	341,414
Digicel Group Ltd., 144A, 10.5%, 4/15/2018		100,000	114,500
Digicel Ltd., 144A, 8.25%, 9/1/2017		400,000	424,000
ERC Ireland Preferred Equity Ltd., 144A, 8.093%***, 2/15/2017 (PIK)	EUR	65,955	3,749
Frontier Communications Corp.:
6.25%, 1/15/2013		32,000	33,760
7.875%, 4/15/2015		10,000	10,775
8.25%, 4/15/2017		35,000	37,800
8.5%, 4/15/2020		45,000	48,769
8.75%, 4/15/2022		10,000	10,825
Intelsat Jackson Holdings SA:
144A, 7.5%, 4/1/2021 (f)		75,000	75,187
11.25%, 6/15/2016		30,000	31,988
Intelsat Luxembourg SA, 11.5%, 2/4/2017 (PIK)		144,375	158,452
iPCS, Inc., 2.429%***, 5/1/2013		15,000	14,625
MetroPCS Wireless, Inc.:
6.625%, 11/15/2020		60,000	59,925
7.875%, 9/1/2018		35,000	37,450
Qwest Communications International, Inc.:
7.125%, 4/1/2018		30,000	32,362
8.0%, 10/1/2015		370,000	408,387
Qwest Corp.:
7.25%, 9/15/2025		235,000	250,275
7.875%, 9/1/2011		90,000	92,475
8.375%, 5/1/2016		218,000	259,420
SBA Tower Trust, 144A, 5.101%, 4/15/2017		370,000	379,250
Telesat Canada, 11.0%, 11/1/2015		110,000	122,512
Verizon Communications, Inc., 7.75%, 12/1/2030		40,000	48,179
Vodafone Group PLC, 6.15%, 2/27/2037		60,000	63,983
West Corp.:
144A, 7.875%, 1/15/2019		25,000	25,469
144A, 8.625%, 10/1/2018		10,000	10,525
Windstream Corp.:
7.0%, 3/15/2019		40,000	40,300
144A, 7.5%, 4/1/2023		30,000	29,550
144A, 7.75%, 10/15/2020		15,000	15,413
7.875%, 11/1/2017		65,000	69,712
			4,173,139
Utilities 0.9%
AES Corp., 8.0%, 6/1/2020		40,000	43,200
Ameren Corp., 8.875%, 5/15/2014		145,000	166,800
Appalachian Power Co., Series L, 5.8%, 10/1/2035		320,000	319,250
Calpine Corp., 144A, 7.5%, 2/15/2021		40,000	41,400
Constellation Energy Group, Inc., 5.15%, 12/1/2020		235,000	233,151
Dominion Resources, Inc., Series 06-B, 6.3%, 9/30/2066		165,000	162,112
DTE Energy Co., 7.625%, 5/15/2014		270,000	310,189
Duke Energy Carolinas LLC, 5.3%, 2/15/2040		100,000	98,281
Edison Mission Energy, 7.0%, 5/15/2017		140,000	112,350
Energy Future Holdings Corp., Series P, 5.55%, 11/15/2014		30,000	19,650
Entergy Louisiana LLC, 5.4%, 11/1/2024		60,000	62,619
Ferrellgas LP, 144A, 6.5%, 5/1/2021		10,000	9,700
Florida Gas Transmission Co., 144A, 5.45%, 7/15/2020		305,000	319,680
Iberdrola USA, Inc., 6.75%, 6/15/2012		800,000	844,061
Integrys Energy Group, Inc., 6.11%, 12/1/2066		205,000	200,131
IPALCO Enterprises, Inc., 144A, 7.25%, 4/1/2016		35,000	37,888
Korea Gas Corp., 144A, 4.25%, 11/2/2020		100,000	94,680
NRG Energy, Inc.:
7.375%, 2/1/2016		70,000	72,450
7.375%, 1/15/2017		95,000	99,037
144A, 7.625%, 1/15/2018		45,000	46,688
Oncor Electric Delivery Co., 144A, 5.25%, 9/30/2040		100,000	91,642
Pacific Gas & Electric Co., 6.05%, 3/1/2034		205,000	213,617
Public Service Co. of Colorado, 3.2%, 11/15/2020		30,000	27,886
Public Service Co. of New Mexico, 7.95%, 5/15/2018		325,000	365,135
San Diego Gas & Electric Co., 6.0%, 6/1/2026		100,000	113,111
Sempra Energy, 2.0%, 3/15/2014		270,000	268,154
Sierra Pacific Power Co., Series M, 6.0%, 5/15/2016		355,000	400,066
Suburban Propane Partners LP, 7.375%, 3/15/2020		100,000	107,000
Western Power Distribution Holdings Ltd., 144A, 7.25%, 12/15/2017		170,000	187,414
			5,067,342
Total Corporate Bonds (Cost $58,514,985)			59,802,978

Asset-Backed 1.1%
Automobile Receivables 0.5%
AESOP Funding II LLC, "A", Series 2010-4A, 144A, 2.09%, 4/20/2015		400,000	397,400
Ally Master Owner Trust:
"A", Series 2010-4, 1.325%***, 8/15/2017		600,000	604,690
"A", Series 2010-1, 144A, 2.005%***, 1/15/2015		300,000	305,404
"A", Series 2010-3, 144A, 2.88%, 4/15/2015		300,000	306,941
"A", Series 2010-2, 144A, 4.25%, 4/15/2017		300,000	316,497
Carmax Auto Owner Trust, "A4", Series 2009-2, 2.82%, 12/15/2014		50,000	51,404
CPS Auto Trust, "A", Series 2010-A, 144A, 2.89%, 3/15/2016		363,774	365,930
Ford Credit Floorplan Master Owner Trust, "A1", Series 2010-5, 1.5%, 9/15/2015		300,000	298,107
Navistar Financial Corp. Owner Trust, "B", Series 2010-A, 144A, 4.17%, 10/20/2014		100,000	102,583
Prestige Auto Receivables Trust, "A3", Series 2011-1A, 144A, 1.9%, 8/17/2015		390,000	388,620
			3,137,576
Credit Card Receivables 0.4%
Capital One Multi-Asset Execution Trust:
"A5", Series 2007-A5, 0.295%***, 7/15/2020		120,000	116,575
"A11", Series 2006-A11, 0.345%***, 6/17/2019		200,000	196,052
"B1", Series 2006-B1, 0.535%***, 1/15/2019		390,000	377,296
Citibank Credit Card Issuance Trust, "A5", Series 2005-A5, 4.55%, 6/20/2017		110,000	118,782
Discover Card Master Trust, "A2", Series 2010-A2, 0.835%***, 3/15/2018		100,000	101,027
MBNA Credit Card Master Note Trust, "B1", Series 2004-B1, 4.45%, 8/15/2016		250,000	266,573
World Financial Network Credit Card Master Trust:
"M", Series 2006-A, 144A, 0.465%***, 2/15/2017		150,000	144,898
"A", Series 2010-A, 3.96%, 4/15/2019		260,000	269,062
"A", Series 2009-D, 4.66%, 5/15/2017		166,000	176,488
"M", Series 2010-A, 5.2%, 4/15/2019		260,000	272,440
			2,039,193
Home Equity Loans 0.0%
Credit-Based Asset Servicing & Securitization LLC, "AF3", Series 2005-CB4, 5.334%, 8/25/2035		175,000	176,204
Miscellaneous 0.2%
Mid-State Trust, "M", Series 2010-1, 144A, 5.25%, 12/15/2045		315,838	318,448
Morgan Stanley Resecuritization Trust, "B", Series 2010-F, 144A, 0.504%***, 6/17/2013		375,000	372,961
Tax Liens Securitization Trust, "1A2", Series 2010-1A, 144A, 2.0%, 4/15/2018		285,236	286,319
			977,728
Total Asset-Backed (Cost $6,260,817)			6,330,701

Mortgage-Backed Securities Pass-Throughs 4.7%
Federal Home Loan Mortgage Corp.:
3.5%, 5/1/2025 (f)		500,000	501,524
4.0%, with various maturities from 1/1/2040 until 12/1/2040 (f)		1,388,270	1,363,717
4.5%, with various maturities from 11/1/2018 until 2/1/2041 (f)		2,117,843	2,205,308
5.0%, 11/1/2036 (f)		2,000,000	2,087,812
5.5%, 10/1/2023		381,565	410,421
6.0%, with various maturities from 1/1/2038 until 3/1/2038		422,086	458,923
6.5%, with various maturities from 1/1/2035 until 8/1/2038		923,364	1,047,161
Federal National Mortgage Association:
4.0%, with various maturities from 1/1/2024 until 12/1/2040 (f)		2,556,243	2,571,854
4.5%, with various maturities from 6/1/2029 until 1/1/2041 (f)		3,653,717	3,734,302
5.0%, with various maturities from 7/1/2019 until 6/1/2036 (f)		1,388,981	1,460,252
5.5%, with various maturities from 1/1/2020 until 5/1/2035 (f)		4,194,915	4,503,102
6.0%, with various maturities from 4/1/2024 until 4/1/2039		2,721,963	2,971,945
6.5%, with various maturities from 5/1/2023 until 10/1/2038		1,047,076	1,171,254
7.0%, 3/1/2037		335,343	381,296
Government National Mortgage Association:
5.0%, 6/1/2038 (f)		2,000,000	2,121,562
5.5%, 12/15/2039		546,832	594,082
Total Mortgage-Backed Securities Pass-Throughs (Cost $27,134,682)			27,584,515

Commercial Mortgage-Backed Securities 1.6%
Americold LLC Trust, "A2FX", Series 2010-ARTA, 144A, 4.954%, 1/14/2029		390,000	396,556
Bear Stearns Commercial Mortgage Securities, Inc.:
"AM", Series 2006-PW13, 5.582%, 9/11/2041		150,000	153,169
"A4", Series 2007-PW17, 5.694%, 6/11/2050		225,000	240,595
"AM", Series 2007-PW17, 5.915%, 6/11/2050		370,000	375,593
Citigroup Commercial Mortgage Trust:
"A4", Series 2006-C5, 5.431%, 10/15/2049		400,000	427,273
"AM", Series 2006-C5, 5.462%, 10/15/2049		130,000	131,941
"A4", Series 2007-C6, 5.698%***, 12/10/2049		100,000	108,198
Citigroup/Deutsche Bank Commercial Mortgage Trust, "A4", Series 2007-CD5, 5.886%, 11/15/2044		430,000	465,215
CW Capital Cobalt Ltd., "AAB", Series 2007-C2, 5.416%, 4/15/2047		125,000	130,527
Extended Stay America Trust, "B", Series 2010-ESHA, 144A, 4.221%, 11/5/2027		200,000	201,546
GE Capital Commercial Mortgage Corp., "C", Series 2001-1, 6.971%, 5/15/2033		110,000	109,871
Greenwich Capital Commercial Funding Corp.:
"AAB", Series 2007-GG9, 5.441%, 3/10/2039		300,000	315,225
"A4", Series 2007-GG11, 5.736%, 12/10/2049		500,000	528,852
JPMorgan Chase Commercial Mortgage Securities Corp.:
"A2", Series 2010-CNTR, 144A, 4.311%, 8/5/2032		340,000	326,346
"B", Series 2010-C2, 144A, 5.075%, 11/15/2043		250,000	249,398
"ASB", Series 2007-CB20, 5.688%, 2/12/2051		350,000	369,000
"ASB", Series 2007-CB19, 5.721%***, 2/12/2049		1,280,000	1,360,765
"A4", Series 2007-LD11, 5.818%***, 6/15/2049		310,000	332,015
"ASB", Series 2007-LD12, 5.833%, 2/15/2051		330,000	351,263
"AM", Series 2006-LDP7, 5.863%***, 4/15/2045		280,000	289,332
"A4", Series 2007-LD12, 5.882%, 2/15/2051		500,000	535,306
Merrill Lynch Mortgage Trust, "A4", Series 2004-KEY2, 4.864%, 8/12/2039		220,000	234,662
Merrill Lynch/Countrywide Commercial Mortgage Trust, "ASB", Series 2007-7, 5.745%***, 6/12/2050		700,000	730,113
Morgan Stanley Capital I, "C", Series 2003-IQ5, 5.291%***, 4/15/2038		200,000	205,439
Wachovia Bank Commercial Mortgage Trust:
"A4", Series 2004-C12, 5.308%***, 7/15/2041		430,000	461,594
"AM", Series 2006-C29, 5.339%, 11/15/2048		230,000	231,052
"APB", Series 2007-C32, 5.952%***, 6/15/2049		258,000	272,819
Total Commercial Mortgage-Backed Securities (Cost $8,837,541)			9,533,665

Collateralized Mortgage Obligations 5.3%
Arkle Master Issuer PLC, "1A1", Series 2010-2A, 144A, 1.714%***, 5/17/2060		510,000	510,124
BCAP LLC Trust:
"3A1", Series 2009-RR4, 144A, 5.27%***, 4/26/2037		337,556	339,036
"A1", Series 2009-RR2, 144A, 5.347%***, 1/21/2038		878,280	889,612
"2A1", Series 2009-RR4, 144A, 5.835%***, 7/26/2036		159,847	160,626
Bear Stearns Adjustable Rate Mortgage Trust:
"3A1", Series 2007-5, 5.638%***, 8/25/2047		868,492	737,882
"22A1", Series 2007-4, 5.803%***, 6/25/2047		710,154	597,844
Chase Mortgage Finance Corp., "3A1", Series 2005-A1, 5.293%***, 12/25/2035		645,203	587,089
Citigroup Mortgage Loan Trust, Inc.:
"6A1", Series 2009-6, 144A, 0.5%***, 7/25/2036		243,056	223,469
"7A1", Series 2009-5, 144A, 0.6%***, 7/25/2036		363,583	335,995
"11A1", Series 2009-6, 144A, 0.6%***, 5/25/2037		267,074	236,788
"4A1", Series 2009-6, 144A, 5.166%***, 4/25/2037		353,001	347,575
"1A1", Series 2009-5, 144A, 5.531%***, 6/25/2037		195,957	202,955
Countrywide Alternative Loan Trust, "A6", Series 2004-14T2, 5.5%, 8/25/2034		239,541	241,750
Credit Suisse Mortgage Capital Certificates:
"25A1", Series 2009-3R, 144A, 4.942%***, 7/27/2036		562,770	560,890
"28A1", Series 2009-3R, 144A, 5.084%***, 8/27/2037		180,923	181,937
"24A1", Series 2009-12R, 144A, 5.224%***, 10/27/2036		290,761	298,106
"30A1", Series 2009-3R, 144A, 5.643%***, 7/27/2037		487,374	497,328
"6A1", Series 2009-12R, 144A, 6.0%, 5/27/2037		279,746	288,435
Federal Home Loan Mortgage Corp.:
"DW", Series 3722, 4.0%, 9/15/2030		490,000	460,696
"BD", Series 3738, 4.0%, 10/15/2030		290,000	270,075
"DW", Series 3735, 4.0%, 10/15/2030		495,000	457,116
"MU", Series 3755, 4.0%, 11/15/2030		290,000	266,676
"JB", Series 3770, 4.0%, 9/15/2038		355,000	339,863
"MB", Series 3768, 4.0%, 12/15/2039		270,000	258,282
"PD", Series 3789, 4.0%, 11/15/2040		560,000	535,308
"PC", Series 3715, 4.5%, 8/15/2040		310,000	311,341
"NE", Series 2750, 5.0%, 4/15/2032		610,000	647,443
"YG", Series 2772, 5.0%, 7/15/2032		520,000	550,854
"PD", Series 2754, 5.0%, 11/15/2032		295,000	312,055
"EG", Series 2836, 5.0%, 12/15/2032		542,000	576,782
"NE", Series 2802, 5.0%, 2/15/2033		880,000	934,365
"OE", Series 2840, 5.0%, 2/15/2033		412,000	438,112
"JE", Series 2931, 5.0%, 3/15/2033		285,000	302,337
"PE", Series 2898, 5.0%, 5/15/2033		300,000	318,071
"XD", Series 2941, 5.0%, 5/15/2033		902,000	955,330
"PE", Series 2864, 5.0%, 6/15/2033		505,000	535,050
"BG", Series 2869, 5.0%, 7/15/2033		315,000	333,273
"CG", Series 2888, 5.0%, 8/15/2033		320,000	339,237
"KE", Series 2934, 5.0%, 11/15/2033		350,000	370,061
"ND", Series 3036, 5.0%, 5/15/2034		695,000	743,379
"VG", Series 3659, 5.0%, 9/15/2034		305,000	325,655
"ML", Series 3755, 5.5%, 6/15/2029		245,478	266,438
"PH", Series 2532, 5.5%, 12/15/2032		420,000	455,432
"PD", Series 2904, 5.5%, 3/15/2033		425,000	459,514
"XD", Series 2966, 5.5%, 9/15/2033		1,305,000	1,391,902
"GA", Series 3523, 5.5%, 11/15/2035		256,424	275,700
"OD", Series 3162, 6.0%, 6/15/2035		285,000	308,714
Federal National Mortgage Association:
"PD", Series 2011-2, 4.0%, 12/25/2039		410,000	391,428
"PL", Series 2011-2, 4.0%, 2/25/2041		220,000	198,288
"WD", Series 2003-106, 4.5%, 9/25/2020		225,645	230,762
"LC", Series 2009-85, 4.5%, 10/25/2049		210,000	218,303
"ME", Series 2005-14, 5.0%, 10/25/2033		600,000	635,858
"ND", Series 2005-101, 5.0%, 6/25/2034		520,000	552,731
"PC", Series 2009-86, 5.0%, 3/25/2037		910,000	958,133
"BD", Series 2010-56, 5.0%, 12/25/2038		350,000	372,947
FREMF Mortgage Trust, "B", Series 2011-K10, 144A, 4.598%***, 11/25/2049		200,000	187,755
GMAC Mortgage Corp. Loan Trust, "4A1", Series 2005-AR6, 5.337%***, 11/19/2035		694,960	661,405
GS Mortgage Securities Corp., "2A1", Series 2009-3R, 144A, 3.282%***, 7/25/2035		244,256	241,353
Holmes Master Issuer PLC, "A2", Series 2010-1A, 144A, 1.703%***, 10/15/2054		170,000	170,284
Jefferies & Co., "1A1", Series 2009-R9, 144A, 5.624%***, 8/26/2046		352,590	357,317
JPMorgan Mortgage Trust:
"6A2", Series 2005-A8, 3.067%***, 11/25/2035		259,491	246,958
"2A1" Series 2006-A5, 5.444%***, 8/25/2036		631,431	461,974
"1A1", Series 2008-R2, 144A, 5.491%***, 7/27/2037		464,586	398,592
JPMorgan Reremic:
"2A1", Series 2009-5, 144A, 5.119%***, 1/26/2037		402,593	400,134
"A1", Series 2009-8, 144A, 5.257%***, 4/20/2036		319,040	320,164
"3A1", Series 2009-5, 144A, 5.682%***, 5/26/2037		263,031	266,751
"5A1", Series 2009-7, 144A, 6.0%, 2/27/2037		339,934	347,385
Permanent Master Issuer PLC:
"5A", Series 2006-1, 0.413%***, 7/15/2033		220,000	216,162
"1A", Series 2010-1A, 144A, 1.453%***, 7/15/2042		260,000	258,845
Washington Mutual Mortgage Pass-Through Certificates Trust, "1A1", Series 2006-AR18, 5.119%***, 1/25/2037		846,429	659,070
Wells Fargo Mortgage Backed Securities Trust, "2A5", Series 2006-AR2, 2.772%***, 3/25/2036		2,312,096	1,988,416
Total Collateralized Mortgage Obligations (Cost $31,860,798)			31,717,517

Government & Agency Obligations 8.6%
Other Government Related (g) 0.1%
Citigroup Funding, Inc., FDIC Guaranteed, 2.0%, 3/30/2012		100,000	101,414
European Investment Bank, 4.25%, 7/15/2013		80,000	85,512
Kreditanstalt fuer Wiederaufbau, 3.5%, 5/16/2013		60,000	63,084
Private Export Funding Corp.:
2.25%, 12/15/2017		55,000	52,183
4.95%, 11/15/2015		200,000	222,289
Svensk Exportkredit AB, 3.25%, 9/16/2014		80,000	83,584
			608,066
Sovereign Bonds 2.6%
Export Development Canada, 1.25%, 10/27/2015		115,000	110,618
Federal Republic of Germany-Inflation Linked Bond, 2.25%, 4/15/2013	EUR	354,483	530,807
Government of Canada-Inflation Linked Bond, 4.0%, 12/1/2031	CAD	476,923	756,174
Government of France-Inflation Linked Bond:
1.0%, 7/25/2017	EUR	405,870	582,331
2.25%, 7/25/2020	EUR	1,146,230	1,765,600
3.15%, 7/25/2032	EUR	981,358	1,744,177
Government of Japan-Inflation Linked Bond, Series 9, 1.1%, 9/10/2016	JPY	74,175,000	904,136
Government of Sweden, Series 3105, 3.5%, 12/1/2015	SEK	4,750,000	1,026,098
Province of Ontario, Canada:
3.5%, 7/15/2013		60,000	63,084
5.125%, 7/17/2012		60,000	63,445
Republic of Finland, 144A, 1.25%, 10/19/2015		100,000	96,165
Republic of Italy-Inflation Linked Bond, 2.1%, 9/15/2017	EUR	272,930	389,542
Republic of Peru, 6.55%, 3/14/2037		60,000	64,950
Republic of Poland, 6.375%, 7/15/2019		80,000	89,019
United Kingdom Treasury-Inflation Linked Bonds:
1.125%, 11/22/2037	GBP	931,905	1,626,817
1.875%, 11/22/2022	GBP	979,792	1,788,845
2.0%, 1/26/2035	GBP	396,000	1,052,631
2.5%, 8/16/2013	GBP	200,000	907,271
2.5%, 7/26/2016	GBP	200,000	1,021,779
2.5%, 4/16/2020	GBP	158,000	818,281
United Mexican States, 5.95%, 3/19/2019		60,000	66,870
			15,468,640
US Government Sponsored Agencies 0.3%
Federal Farm Credit Bank, 2.125%, 6/18/2012		100,000	101,954
Federal Home Loan Bank:
1.125%, 5/18/2012		80,000	80,615
2.25%, 4/13/2012		120,000	122,299
5.0%, 11/17/2017		60,000	67,294
5.375%, 5/18/2016		60,000	68,289
Federal Home Loan Mortgage Corp.:
0.375%, 11/30/2012		100,000	99,461
1.375%, 2/25/2014		360,000	360,166
4.75%, 1/19/2016		100,000	110,762
4.875%, 6/13/2018		100,000	111,190
5.125%, 7/15/2012		60,000	63,623
5.125%, 11/17/2017		100,000	112,648
5.25%, 4/18/2016		120,000	135,811
5.75%, 1/15/2012		100,000	104,315
6.25%, 7/15/2032		60,000	73,038
Federal National Mortgage Association:
0.875%, 1/12/2012		120,000	120,482
1.5%, 6/26/2013		100,000	101,128
4.875%, 5/18/2012		100,000	104,993
6.625%, 11/15/2030		80,000	101,008
Tennessee Valley Authority, 5.5%, 6/15/2038		60,000	65,192
			2,104,268
US Treasury Obligations 5.6%
US Treasury Bonds:
4.25%, 11/15/2040		3,651,000	3,491,838
6.125%, 8/15/2029		700,000	868,875
US Treasury Inflation-Indexed Bonds:
2.125%, 2/15/2040		152,811	161,586
2.375%, 1/15/2025 (b)		1,448,481	1,626,033
3.625%, 4/15/2028 (b)		1,511,132	1,948,889
3.875%, 4/15/2029		401,823	537,689
US Treasury Inflation-Indexed Notes:
1.875%, 7/15/2015		390,547	429,662
2.375%, 1/15/2017		1,337,529	1,507,332
2.5%, 7/15/2016		872,248	990,002
3.0%, 7/15/2012		991,950	1,062,472
US Treasury Notes:
0.625%, 12/31/2012		200,000	199,828
0.625%, 2/28/2013		355,000	354,126
0.75%, 11/30/2011		200,000	200,695
0.875%, 2/29/2012		200,000	201,046
1.0%, 3/31/2012		3,320,000	3,342,178
1.25%, 3/15/2014		343,000	342,894
1.375%, 5/15/2013		1,000,000	1,010,940
2.0%, 1/31/2016		90,000	89,346
2.125%, 5/31/2015		2,500,000	2,527,350
2.125%, 12/31/2015		200,000	200,047
2.125%, 2/29/2016		1,180,000	1,176,313
2.25%, 1/31/2015		4,570,000	4,664,256
2.625%, 11/15/2020		1,410,000	1,315,706
2.75%, 12/31/2017		1,612,000	1,604,570
3.125%, 1/31/2017		200,000	206,375
3.125%, 5/15/2019		1,240,000	1,239,903
3.625%, 2/15/2021		1,287,000	1,305,300
4.875%, 5/31/2011 (h)		400,000	403,125
			33,008,376
Total Government & Agency Obligations (Cost $49,622,215)			51,189,350

Municipal Bonds and Notes 0.8%
California, Bay Area Toll Authority, Toll Bridge Revenue, Build America Bonds, Series S1, 7.043%, 4/1/2050 (i)		290,000	300,005
California, State Build America Bonds, 7.55%, 4/1/2039 (i)		100,000	109,601
Chicago, IL, Transit Authority, Sales Tax Receipts Revenue, Build America Bonds, Series B, 6.2%, 12/1/2040 (i)		365,000	325,266
District of Columbia, Water & Sewer Authority, Public Utility Revenue, Build America Bonds, Series A, 5.522%, 10/1/2044 (i)		345,000	334,412
Georgia, Municipal Electric Authority, Build America Bonds, Plant Vogtle Units 3 & 4 Project, Series J, 6.637%, 4/1/2057 (i)		365,000	348,549
Hammond, IN, Redevelopment Authority Lease Rent Revenue, Hammond Marina Project, ETM, 5.57%, 2/1/2014, INS: NATL (i)		610,000	620,840
Illinois, State General Obligation:
5.365%, 3/1/2017 (i)		140,000	139,517
5.877%, 3/1/2019 (i)		595,000	595,970
New Jersey, Economic Development Authority, State Pension Funding Revenue, Series A, 7.425%, 2/15/2029, INS: NATL (i)		100,000	103,775
New Jersey, State Turnpike Authority Revenue, Build America Bonds, Series A, 7.102%, 1/1/2041 (i)		345,000	375,036
New York, Metropolitan Transportation Authority, Dedicated Tax Fund, Build America Bonds, Metro Transit Authority, Series A2, 6.089%, 11/15/2040 (i)		270,000	263,790
New York City, NY, Municipal Water Finance Authority, Water & Sewer Revenue, Build America Bonds, 5.44%, 6/15/2043 (i)		185,000	176,355
Ohio, American Municipal Power, Inc., Combined Hydroelectric Projects, Build America Bonds, 7.834%, 2/15/2041 (i)		395,000	443,170
San Diego County, CA, Regional Transportation Commission Sales Tax Revenue, Build America Bonds, 5.911%, 4/1/2048 (i)		310,000	307,191
Southern California, Public Power Authority, Power Project Revenue, Build America Bonds, 5.943%, 7/1/2040 (i)		370,000	352,643
Total Municipal Bonds and Notes (Cost $4,812,270)			4,796,120

Preferred Securities 0.0%
Financials 0.0%
JPMorgan Chase Capital XX, Series T, 6.55%, 9/29/2036		40,000	40,656
Wachovia Capital Trust III, 5.57%***, 5/6/2011 (j)		100,000	91,750
			132,406
Materials 0.0%
Hercules, Inc., 6.5%, 6/30/2029		10,000	8,412
Total Preferred Securities (Cost $133,583)			140,818

	Units	Value ($)

Other Investments 0.0%
AOT Bedding Super Holdings LLC* (Cost $2,000)	2	2,000

	Shares	Value ($)

Exchange-Traded Funds 8.1%
iShares JPMorgan USD Emerging Markets Bond Fund	82,980	8,848,157
iShares Russell 2000 Value Index Fund	158,084	11,916,372
SPDR Barclays Capital International Treasury Bond	150,077	8,979,107
Vanguard Emerging Markets Fund	368,367	18,020,514
Total Exchange-Traded Funds (Cost $37,061,879)		47,764,150

Securities Lending Collateral 2.0%
Daily Assets Fund Institutional, 0.22% (k) (l) (Cost $12,151,866)	12,151,866	12,151,866

Cash Equivalents 7.2%
Central Cash Management Fund, 0.17% (k) (Cost $42,461,539)	42,461,539	42,461,539

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $559,083,483)+	103.3	612,546,904
Other Assets and Liabilities, Net (b)	(3.3)	(19,684,278)
Net Assets	100.0	592,862,626

* Non-income producing security.

The following table represents bonds that are in default:
Securities	Coupon	Maturity Date	Principal Amount ($)		Acquisition Cost ($)	Value ($)
CanWest LP**	9.25%	8/1/2015	35,000	USD	32,944	5,950
Fontainebleau Las Vegas Holdings LLC**	11.0%	6/15/2015	40,000	USD	27,850	200
Tropicana Entertainment LLC**	9.625%	12/15/2014	105,000	USD	54,144	53
Wolverine Tube, Inc.**	15.0%	3/31/2012	70,071		70,071	25,926
					185,009	32,129

** Non-income producing security. Issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

*** These securities are shown at their current rate as of March 31, 2011. Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate.

+ The cost for federal income tax purposes was $562,700,307. At March 31, 2011, net unrealized appreciation for all securities based on tax cost was $49,846,597. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $61,118,805 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $11,272,208.

(a) Principal amount stated in US dollars unless otherwise noted.

(b) All or a portion of these securities were on loan amounting to $11,777,979. In addition, included in other assets and liabilities, net are pending sales, amounting to $78,240, that are also on loan (see Notes to Financial Statements). The value of all securities loaned at March 31, 2011 amounted to $11,856,219, which is 2.0% of net assets.

(c) Securities with the same description are the same corporate entity but trade on different stock exchanges.

(d) Listed on the New York Stock Exchange.

(e) Listed on the NASDAQ Stock Market, Inc.

(f) When-issued or delayed delivery security included.

(g) Government-backed debt issued by financial companies or government sponsored enterprises.

(h) At March 31, 2011, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures.

(i) Taxable issue.

(j) Date shown is call date; not a maturity date for the perpetual preferred securities.

(k) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(l) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

CVA: Certificaten Van Aandelen

ETM: Bonds bearing the description ETM (escrow to maturity) are collateralized usually by US Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

FDIC: Federal Deposit Insurance Corp.

INS: Insured

NATL: National Public Finance Guarantee Corp.

PIK: Denotes that all or a portion of income is paid in kind.

REIT: Real Estate Investment Trust

RSP: Risparmio (Convertible Savings Shares)

SDR: Swedish Depositary Receipt

SPDR: Standard & Poor's Depositary Receipt

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Mortgage Corp. and Federal National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At March 31, 2011, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Australian Treasury Bond	AUD	6/15/2011	243	26,091,528	(37,396)
10 Year US Treasury Note	USD	6/21/2011	219	26,067,844	(14,966)
2 Year US Treasury Note	USD	6/30/2011	94	20,503,750	5,762
5 Year US Treasury Note	USD	6/30/2011	34	3,970,828	2,578
DJ Euro Stoxx 50 Index	EUR	6/17/2011	15	604,577	16,113
FTSE MIB Index	GBP	6/17/2011	1	94,399	4,203
NIKKEI 225 Index	USD	6/9/2011	5	243,375	(11,975)
S&P 500 E-Mini Index	USD	6/17/2011	48	3,170,400	39,200
Total net unrealized appreciation					3,519

At March 31, 2011, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Canadian Government Bond	CAD	6/21/2011	48	5,941,207	66,820
10 Year US Treasury Note	USD	6/21/2011	29	3,451,906	(5,351)
United Kingdom Long Gilt Bond	GBP	6/28/2011	243	45,675,256	231,990
Total net unrealized appreciation					293,459

As of March 31, 2011, the Fund had the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
CHF	21,376,000	USD	23,348,087	4/19/2011	72,631	UBS AG
GBP	7,233,000	USD	11,641,152	4/19/2011	40,407	UBS AG
JPY	2,011,292,000	USD	24,728,745	4/19/2011	546,172	UBS AG
SEK	20,185,000	USD	3,214,520	4/19/2011	19,516	UBS AG
USD	23,688,693	CAD	23,389,000	4/19/2011	426,031	UBS AG
USD	21,297,382	SEK	136,938,000	4/19/2011	377,994	UBS AG
USD	21,533,731	NOK	121,282,000	4/19/2011	375,396	UBS AG
USD	11,047,814	EUR	7,856,000	4/19/2011	81,773	UBS AG
USD	1,709,823	NZD	2,328,000	4/19/2011	64,272	UBS AG
Total unrealized appreciation					2,004,192

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
EUR	244,100	USD	346,019	4/18/2011	(122)	JPMorgan Chase Securities, Inc.
AUD	3,720,000	USD	3,735,462	4/19/2011	(103,308)	UBS AG
CAD	3,441,000	USD	3,522,745	4/19/2011	(25,024)	UBS AG
EUR	12,937,000	USD	18,114,252	4/19/2011	(213,582)	UBS AG
NOK	19,474,000	USD	3,462,968	4/19/2011	(54,935)	UBS AG
NZD	13,454,000	USD	9,859,569	4/19/2011	(393,299)	UBS AG
USD	10,921,134	GBP	6,765,000	4/19/2011	(70,998)	UBS AG
USD	9,355,243	CHF	8,448,000	4/19/2011	(156,560)	UBS AG
USD	17,497,908	JPY	1,409,670,000	4/19/2011	(548,879)	UBS AG
Total unrealized depreciation					(1,566,707)

Currency Abbreviations
AUD Australian Dollar CAD Canadian Dollar CHF Swiss Franc EUR Euro GBP British Pound JPY Japanese Yen NOK Norwegian Krone NZD New Zealand Dollar SEK Swedish Krona USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts and forward foreign currency exchange contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2011 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stock and/or Other Equity Investments (m)
Consumer Discretionary	$28,850,623	$6,437,213	$76	$35,287,912
Consumer Staples	19,875,870	5,510,963	—	25,386,833
Energy	33,826,064	6,110,412	—	39,936,476
Financials	33,734,326	9,985,161	—	43,719,487
Health Care	30,684,484	4,478,453	—	35,162,937
Industrials	28,792,700	10,448,648	—	39,241,348
Information Technology	49,508,233	4,522,409	—	54,030,642
Materials	12,058,225	6,821,369	—	18,879,594
Telecommunication Services	8,004,694	6,273,686	—	14,278,380
Utilities	10,502,623	2,645,622	—	13,148,245
Fixed Income Investments (m)
Corporate Bonds	—	59,796,859	5,950	59,802,809
Asset Backed	—	6,044,382	286,319	6,330,701
Mortgage-Backed Securities Pass-Throughs	—	27,584,515	—	27,584,515
Commercial Mortgage-Backed Securities	—	9,533,665	—	9,533,665
Collateralized Mortgage Obligations	—	31,717,517	—	31,717,517
Government & Agency Obligations	—	51,189,350	—	51,189,350
Municipal Bonds and Notes	—	4,796,120	—	4,796,120
Preferred Securities	—	140,818	—	140,818
Other Investments	—	—	2,000	2,000
Exchange-Traded Funds	47,764,150	—	—	47,764,150
Short-Term Investments (m)	54,613,405	—	—	54,613,405
Derivatives (n)	366,666	2,004,192	—	2,370,858
Total	$358,582,063	$256,041,354	$294,345	$614,917,762
Liabilities
Derivatives (n)	$(69,688)	$(1,566,707)	$—	$(1,636,395)
Total	$(69,688)	$(1,566,707)	$—	$(1,636,395)

There have been no significant transfers between Level 1 and Level 2 fair value measurements during the year ended March 31, 2011.

(m) See Investment Portfolio for additional detailed categorizations.

(n) Derivatives include unrealized appreciation (depreciation) on open futures contracts and forward foreign currency exchange contracts.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:
	Common Stocks and/or Other Equity Investments	Corporate Bonds		Asset-Backed
Balance as of March 31, 2010	$710,312	$23,400		$—
Net realized gain (loss)	191,081	—		10
Change in unrealized appreciation (depreciation)	(19,823)	(5,990)		1,281
Amortization premium/discount	—	346		—
Net purchases (sales)	(881,494)	—		285,028
Transfers into Level 3	—	11,594	(o)	—
Transfers (out) of Level 3	—	(23,400	) (p)	—
Balance as of March 31, 2011	$76	$5,950		$286,319
Net change in unrealized appreciation (depreciation) from investments still held as of March 31, 2011	$(6)	$(5,990)		$1,281

	Collateralized Mortgage Obligations		Other Investments	Total
Balance as of March 31, 2010	$436,967		$—	$1,170,679
Net realized gain (loss)	—		—	191,091
Change in unrealized appreciation (depreciation)	—		—	(24,532)
Amortization premium/discount	—		—	346
Net purchases (sales)	—		2,000	(594,466)
Transfers into Level 3	—		—	11,594
Transfers (out) of Level 3	(436,967	) (p)	—	(460,367)
Balance as of March 31, 2011	$—		$2,000	$294,345
Net change in unrealized appreciation (depreciation) from investments still held as of March 31, 2011	$—		$—	$(4,715)

Transfers between price levels are recognized at the beginning of the reporting period.

(o) The investment was transferred from Level 2 to Level 3 because of the lack of observable market data due to a decrease in market activity.

(p) The investment was transferred from Level 3 to Level 2 as a result of the availability of a pricing source supported by observable inputs.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of March 31, 2011
Assets
Investments: Investments in non-affiliated securities, at value (cost $504,470,078) — including $11,777,979 of securities loaned	$557,933,499
Investment in Daily Assets Fund Institutional (cost $12,151,866)*	12,151,866
Investment in Central Cash Management Fund (cost $42,461,539)	42,461,539
Total investments, at value (cost $559,083,483)	612,546,904
Foreign currency, at value (cost $416,859)	421,987
Deposits with brokers for open futures contracts	2,533,556
Cash held as collateral for open forward foreign currency exchange contracts	2,360,000
Receivable for investments sold	4,753,739
Receivable for investments sold — delayed delivery securities	466,497
Receivable for Fund shares sold	188,075
Receivable for daily variation margin on open futures contracts	298,225
Dividends receivable	432,757
Interest receivable	1,601,972
Unrealized appreciation on open forward foreign currency exchange contracts	2,004,192
Due from Advisor	63,271
Foreign taxes recoverable	49,936
Other assets	24,226
Total assets	627,745,337
Liabilities
Cash overdraft	201,333
Payable upon return of securities loaned	12,151,866
Payable for investments purchased	4,848,609
Payable for investments purchased — when-issued and delayed delivery securities	15,208,720
Unrealized depreciation on open forward foreign currency exchange contracts	1,566,707
Deferred foreign taxes payable	5,686
Accrued management fee	198,075
Other accrued expenses and payables	701,715
Total liabilities	34,882,711
Net assets, at value	$592,862,626

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.
Statement of Assets and Liabilities as of March 31, 2011 (continued)
Net Assets Consist of
Distributions in excess of net investment income	(367,115)
Net unrealized appreciation (depreciation) on: Investments (net of deferred foreign taxes of $5,686)	53,457,735
Futures	296,978
Foreign currency	445,244
Accumulated net realized gain (loss)	(151,766,178)
Paid-in capital	690,795,962
Net assets, at value	$592,862,626
Net Asset Value
Class S Net Asset Value offering and redemption price per share ($3,290,152 ÷ 360,076 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$9.14
Institutional Class Net Asset Value offering and redemption price per share ($589,572,474 ÷ 61,790,335 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$9.54

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended March 31, 2011
Investment Income
Income: Dividends (net of foreign taxes withheld of 192,999)	$7,052,196
Interest	8,065,486
Income distributions — Central Cash Management Fund	53,228
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	42,955
Total income	15,213,865
Expenses: Management fee	3,234,920
Administration fee	551,725
Services to shareholders	828,500
Professional fees	103,640
Trustees' fees and expenses	19,158
Custodian fee	290,890
Reports to shareholders	73,360
Registration fees	35,158
Other	172,597
Total expenses before expense reductions	5,309,948
Expense reductions	(2,238,779)
Total expenses after expense reductions	3,071,169
Net investment income	12,142,696
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	56,917,963
Futures	(1,360,958)
Foreign currency	(1,727,953)
53,829,052
Change in net unrealized appreciation (depreciation) on: Investments (net of deferred foreign taxes of $5,686)	(6,926,752)
Futures	210,619
Foreign currency	(90,156)
(6,806,289)
Net gain (loss)	47,022,763
Net increase (decrease) in net assets resulting from operations	$59,165,459

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended March 31,
	2011	2010
Operations: Net investment income	$12,142,696	$13,022,136
Net realized gain (loss)	53,829,052	16,925,966
Change in net unrealized appreciation (depreciation)	(6,806,289)	128,458,139
Net increase (decrease) in net assets resulting from operations	59,165,459	158,406,241
Distributions to shareholders from: Net investment income Class S	(87,351)	(64,952)
Institutional Class	(16,114,327)	(12,350,184)
Total distributions	(16,201,678)	(12,415,136)
Fund share transactions: Proceeds from shares sold	54,299,193	58,552,000
Reinvestment of distributions	16,201,525	12,414,949
Payments for shares redeemed	(88,690,628)	(53,546,478)
Net increase (decrease) in net assets from Fund share transactions	(18,189,910)	17,420,471
Increase (decrease) in net assets	24,773,871	163,411,576
Net assets at beginning of period	568,088,755	404,677,179
Net assets at end of period (including distributions in excess of net investment income and undistributed net investment income of $367,115 and $5,268,747, respectively)	$592,862,626	$568,088,755

The accompanying notes are an integral part of the financial statements.

Financial Highlights
Class S+ Years Ended March 31,	2011	2010	2009	2008	2007
Selected Per Share Data
Net asset value, beginning of period	$8.45	$6.23	$9.79	$11.85	$11.30
Income (loss) from investment operations: Net investment incomea	.18	.19	.26	.29	.33
Net realized and unrealized gain (loss)	.74	2.20	(3.40)	(.30)	.80
Total from investment operations	.92	2.39	(3.14)	(.01)	1.13
Less distributions from: Net investment income	(.23)	(.17)	(.20)	(.42)	(.25)
Net realized gains	—	—	(.13)	(1.63)	(.33)
Return of capital	—	—	(.09)	—	—
Total distributions	(.23)	(.17)	(.42)	(2.05)	(.58)
Net asset value, end of period	$9.14	$8.45	$6.23	$9.79	$11.85
Total Return (%)b	11.18	38.53	(33.05)	(.75)	10.16
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	3	3	5	5
Ratio of expenses before expense reductions (%)	1.07	1.07	1.08	1.05	.93
Ratio of expenses after expense reductions (%)	.81	.81	.82	.87	.71
Ratio of net investment income (%)	1.94	2.31	2.99	2.50	2.67
Portfolio turnover rate (%)	259	209	242	264	175
+ On October 23, 2006, Investment Class was renamed Class S. a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

Institutional Class Years Ended March 31,	2011	2010	2009	2008	2007
Selected Per Share Data
Net asset value, beginning of period	$8.82	$6.51	$10.22	$12.29	$11.74
Income (loss) from investment operations: Net investment incomea	.20	.21	.28	.32	.34
Net realized and unrealized gain (loss)	.78	2.30	(3.54)	(.29)	.85
Total from investment operations	.98	2.51	(3.26)	.03	1.19
Less distributions from: Net investment income	(.26)	(.20)	(.23)	(.47)	(.31)
Net realized gains	—	—	(.13)	(1.63)	(.33)
Return of capital	—	—	(.09)	—	—
Total distributions	(.26)	(.20)	(.45)	(2.10)	(.64)
Net asset value, end of period	$9.54	$8.82	$6.51	$10.22	$12.29
Total Return (%)b	11.46	38.76	(32.84)	(.40)	10.28
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	590	565	402	738	761
Ratio of expenses before expense reductions (%)	.96	.96	.98	.89	.89
Ratio of expenses after expense reductions (%)	.56	.56	.57	.55	.55
Ratio of net investment income (%)	2.20	2.56	3.24	2.82	2.83
Portfolio turnover rate (%)	259	209	242	264	175
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Lifecycle Long Range Fund (the "Fund") is a diversified series of DWS Advisor Funds (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. On April 29, 2011, the Fund transferred all of its assets and liabilities to the DWS Lifecycle Long Range Fund, a new series of DWS Market Trust. This transaction has no material effect on an investment in the Fund.

The Fund offers two classes of shares: Institutional Class and Class S. Institutional Class shares are offered to a limited group of investors and are not subject to initial or contingent deferred sales charges. Institutional Class shares have lower ongoing expenses than Class S shares. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of both classes of shares except that each class bears certain expenses unique to that class such as services to shareholders and certain other class specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities and exchange-traded funds ("ETFs") are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Debt securities are valued by independent pricing services approved by the Fund's Board. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the value reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

At March 31, 2011, the Fund had a net tax basis capital loss carryforward of approximately $148,217,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until March 31, 2012 ($419,000), March 31, 2013 ($255,000), March 31, 2017 ($51,033,000) and March 31, 2018 ($96,510,000), the respective expiration dates, whichever occurs first.

During the year ended March 31, 2011, the Fund utilized approximately $52,388,000 of prior year capital loss carryforward.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted. Under the Act, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result of this ordering rule, pre-enactment capital loss carryforwards may expire unused, whereas under the previous rules these losses may have been utilized. This change is effective for fiscal years beginning after the date of enactment.

The Fund has reviewed the tax positions for the open tax years as of March 31, 2011 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in passive foreign investment companies, forward currency contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss), futures contracts and certain securities sold at a loss. As a result net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At March 31, 2011, each Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Undistributed ordinary income*	$392,119
Capital loss carryforward	$(148,217,000)
Net unrealized appreciation (depreciation) on investments	$49,846,597

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended March 31,
	2011	2010
Distributions from ordinary income*	$16,201,678	$12,415,136

* For tax purposes, short-term capital gains distributions and gains from forward foreign currency exchange contracts are considered ordinary income distributions.

Real Estate Investment Trusts. The Fund periodically recharacterizes distributions received from a Real Estate Investment Trust ("REIT") investment based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a REIT, the recharacterization will be estimated and a recharacterization will be made in the following year when such information becomes available. Distributions received from REITs in excess of income are recorded as either a reduction of cost of investments or realized gains. The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital for tax reporting purposes.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended March 31, 2011, the Fund used futures contracts to gain exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market. In addition, the Fund seeks to enhance returns by employing a global tactical asset allocation overlay strategy by entering into futures contracts on fixed-income securities, including on bond and equity indices. For the year ended March 31, 2011, as part of this strategy, the Fund used futures contracts to attempt to take advantage of inefficiencies within the global equity and bond markets.

Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of March 31, 2011 is included in a table following the Fund's Investment Portfolio. For the year ended March 31, 2011, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $58,052,000 to $103,894,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $55,068,000 to $78,343,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended March 31, 2011, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings, to facilitate transactions in foreign currency denominated securities and to enhance the total returns. The Fund also enters into forward currency contracts as part of its global tactical asset allocation overlay strategy.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of March 31, 2011 is included in a table following the Fund's Investment Portfolio. For the year ended March 31, 2011, the investment in forward currency contracts short vs. US dollars had a total contract value generally indicative of a range from approximately $46,548,000 to $101,974,000, and the investment in forward currency contracts long vs. US dollars had a total contract value generally indicative of a range from approximately $26,406,000 to $117,052,000.

The following tables summarize the value of the Fund's derivative instruments held as of March 31, 2011 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Forward Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$2,004,192	$—	$2,004,192
Equity Contracts (b)	—	59,516	59,516
Interest Rate Contracts (b)	—	307,150	307,150
	$2,004,192	$366,666	$2,370,858

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Unrealized appreciation on open forward foreign currency exchange contracts

(b) Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.
Liability Derivatives	Forward Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$(1,566,707)	$—	$(1,566,707)
Equity Contracts (b)	—	(11,975)	(11,975)
Interest Rate Contracts (b)	—	(57,713)	(57,713)
	$(1,566,707)	$(69,688)	$(1,636,395)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Unrealized depreciation on open forward foreign currency exchange contracts

(b) Includes cumulative depreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended March 31, 2011 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Forward Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$(1,361,419)	$—	$(1,361,419)
Equity Contracts (b)	—	(2,742,481)	(2,742,481)
Interest Rate Contracts (b)	—	1,381,523	1,381,523
	$(1,361,419)	$(1,360,958)	$(2,722,377)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

(b) Net realized gain (loss) from futures
Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$(105,661)	$—	$(105,661)
Equity Contracts (b)	—	60,182	60,182
Interest Rate Contracts (b)	—	150,437	150,437
	$(105,661)	$210,619	$104,958

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

(b) Change in net unrealized appreciation (depreciation) on futures

C. Purchases and Sales of Securities

During the year ended March 31, 2011, purchases and sales of investment securities (excluding short-term investments and US Treasury obligations) aggregated $1,087,784,882 and $1,118,519,326, respectively. Purchases and sales of US Treasury obligations aggregated $258,289,403 and $249,323,056, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

QS Investors, LLC ("QS Investors") acts as an investment subadvisor to the Fund. On August 1, 2010, members of the Advisor's Quantitative Strategies Group, including some members of the Fund's portfolio management team, separated from the Advisor and formed QS Investors as a separate investment advisory firm unaffiliated with the Advisor (the "Separation"). As an investment subadvisor to the Fund, QS Investors renders strategic asset allocation services and also manages a portion of the assets allocated to equities and the portion of assets allocated to the Fund's global tactical asset allocation overlay strategy. QS Investors is paid by the Advisor, not the Fund, for the services QS Investors provides to the Fund.

Pursuant to a written contract, Aberdeen Asset Management Inc. ("AAMI"), a direct, wholly owned subsidiary of Aberdeen Asset Management PLC, also serves as subadvisor to the Fund with respect to a portion of the fixed income portion of the Fund's portfolio. AAMI is paid for its services by the Advisor from its fee as investment advisor to the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million of the Fund's average daily net assets	.600%
Next $750 million of such net assets	.575%
Over $1 billion of such net assets	.550%

For the period from April 1, 2010 through July 31, 2011, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of Class S shares to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 1.01%.

In addition, the Advisor has voluntarily agreed to waive its fees and/or reimburse certain operating expenses of Institutional Class shares to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.55%. This voluntary waiver or reimbursement may be terminated at any time at the option of the Advisor.

Accordingly, for the year ended March 31, 2011, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $1,422,840 and the amount charged aggregated $1,812,080, which was equivalent to an annual effective rate of 0.33% of the Fund's average daily net assets.

In addition, for the year ended March 31, 2011, the Advisor reimbursed $815,707 of sub-recordkeeping expenses for Institutional Class shares.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended March 31, 2011, the Administration Fee was $551,725, of which $49,726 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended March 31, 2011, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived	Unpaid at March 31, 2011
Class S	$2,360	$—	$579
Institutional Class	232	232	—
	$2,592	$232	$579

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended March 31, 2011, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $36,233, of which $12,020 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

E. Concentration of Ownership

From time to time the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At March 31, 2011, there were two shareholder accounts that held approximately 70% and 28%, respectively, of outstanding shares of the Fund.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended March 31, 2011		Year Ended March 31, 2010
	Shares	Dollars	Shares	Dollars
Shares sold
Class S	41,343	$346,777	36,496	$291,553
Institutional Class	5,914,995	53,952,416	7,264,240	58,260,447
		$54,299,193		$58,552,000
Shares issued to shareholders in reinvestment of distributions
Class S	10,453	$87,198	8,377	$64,932
Institutional Class	1,845,609	16,114,327	1,513,220	12,350,017
		$16,201,525		$12,414,949
Shares redeemed
Class S	(66,671)	$(569,714)	(121,703)	$(937,601)
Institutional Class	(10,011,669)	(88,120,914)	(6,447,805)	(52,608,877)
		$(88,690,628)		$(53,546,478)
Net increase (decrease)
Class S	(14,875)	$(135,739)	(76,830)	$(581,116)
Institutional Class	(2,251,065)	(18,054,171)	2,329,655	18,001,587
		$(18,189,910)		$17,420,471

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Advisor Funds and Shareholders of DWS Lifecycle Long Range Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Lifecycle Long Range Fund (the "Fund") at March 31, 2011, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
Boston, Massachusetts May 27, 2011	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

For corporate shareholders, 29% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund's fiscal year ended March 31, 2011, qualified for the dividends received deduction.

A total of 3% of the dividends distributed during the fiscal year was derived from interest on US government securities, which is generally exempt from state income tax.

For federal income tax purposes, the Fund designates $8,000,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 3, 2010

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2010, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, and 2009.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 118 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of March 31, 2011. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the Board of one or more DWS funds now overseen by the Board.
Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (education committees); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	118	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	118	—
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	118	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		118	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2007)
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds). Directorships: Progressive International Corporation (kitchen goods importer and distributor); BoxTop Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	118	—
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	118	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; Independent Director of Barclays Bank Delaware (since September 2010); formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	118	Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	118	—
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Pro Publica (charitable organization) (2007-2010)	118	Director, CardioNet, Inc. (health care) (2009- present); Director, Viasys Health Care2 (January 2007- June 2007);
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	118	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 1998)
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	118	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	121	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark6 (1965) President, 2006-present
Managing Director3, Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette7 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson7 (1962) Chief Legal Officer, April 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Rita Rubin8 (1970) Assistant Secretary, 2009-present	Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007)
Paul Antosca7 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark7 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally7 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso8 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management
Robert Kloby8 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 100 Plaza One, Jersey City, NJ 07311.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 60 Wall Street, New York, New York 10005.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Class S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:
For shareholders of Institutional Class:
(800) 621-1048
For shareholders of Class S:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class S	Institutional Class
Nasdaq Symbol	BTILX	BTAMX
CUSIP Number	23336W 809	23336W 882
Fund Number	812	567

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS LIFECYCLE LONG RANGE FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES
The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund
Fiscal Year Ended March 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2011	$79,236	$0	$0	$0
2010	$77,236	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers
The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.
Fiscal Year Ended March 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2011	$0	$0	$0
2010	$9,500	$0	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures.

Non-Audit Services
The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended March 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2011	$0	$0	$0	$0
2010	$0	$0	$100,000	$100,000

All other engagement fees were billed for services in connection with an internal control review of a subadvisor.

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.
***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Lifecycle Long Range Fund, a series of DWS Advisor Funds

By:	/s/Michael G. Clark Michael G. Clark President

Date:	May 31, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	May 31, 2011

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	May 31, 2011